UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐ ☒ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SYNPLICITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNPLICITY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Monday, May 21, 2007

12:30 p.m. Pacific Daylight Time

TO OUR SHAREHOLDERS:

The 2007 annual meeting of shareholders of Synplicity, Inc. will be held on Monday, May 21, 2007 at 12:30 p.m. Pacific Daylight Time at Synplicity’s principal executive offices at 600 West California Avenue, Sunnyvale, California 94086 for the following purposes:

1. To elect seven directors to serve until the next annual meeting of shareholders;

2. To approve the amendment and restatement of Synplicity’s Bylaws to provide a variable board of 5 to 9 directors;

3. To approve the amendment and restatement of Synplicity’s Bylaws to permit uncertificated shares;

4 To approve the amendment and restatement of Synplicity’s Bylaws to permit electronic delivery of proxy materials to shareholders;

5. To approve the amendment and restatement of Synplicity’s Bylaws to provide electronic availability of board and board committee meeting notices and electronic consents;

6. To approve the amendment and restatement of Synplicity’s 2000 Stock Option Plan and ratify the option grant limitations contained in the 2000 Stock Option Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended;

7. To ratify the appointment of Ernst & Young LLP as Synplicity’s independent registered public accounting firm for the year ending December 31, 2007; and

8. To transact such other business as may properly come before the annual meeting of shareholders, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Persons who owned shares of Synplicity stock at the close of business on March 30, 2007 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available during normal business hours for 10 days prior to the meeting at Synplicity’s headquarters located at 600 West California Avenue, Sunnyvale, California 94086. You may examine the list for any legally valid purpose related to the meeting. The list also will be available during the annual meeting for inspection if you are present at the meeting.

Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You may vote in person if you are attending the meeting even if you have returned a proxy.

For the Board of Directors of

SYNPLICITY, INC.

Gary Meyers

President and Chief Executive Officer

Sunnyvale, California

April 16, 2006

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Page
GENERAL INFORMATION	1
Voting Procedures	1
Methods of Voting	1
Revoking Your Proxy	2
Quorum Requirement	3
Votes Required for Each Proposal	3
Abstentions and Broker Non-Votes	3
Proxy Solicitation Costs	4
Deadline for Receipt of Shareholder Proposals for 2008 Annual Meeting	4
Nomination of Director Candidates	5
Shareholder Communications to Directors	5
Other Matters	5

PROPOSAL ONE—ELECTION OF DIRECTORS	6
Nominees	6
Vote Required	6
Cumulative Voting	6
Board of Directors’ Recommendation	6
Information Concerning the Nominees and Incumbent Directors	7
Board and Committee Meetings	9
Audit Committee	9
Compensation Committee	9
Nominating and Corporate Governance Committee	10
Policy for Director Recommendations and Nominations	10
Code of Ethics	11
Compensation Committee Interlocks and Insider Participation	11

PROPOSAL TWO—AMENDMENT AND RESTATEMENT OF BYLAWS TO PROVIDE FOR A VARIABLE BOARD OF 5 TO 9 DIRECTORS	12
Board of Directors’ Recommendation	12

PROPOSAL THREE—AMENDMENT AND RESTATEMENT OF BYLAWS TO PERMIT UNCERTIFICATED SHARES	13
Board of Directors’ Recommendation	13

PROPOSAL FOUR—AMENDMENT AND RESTATEMENT OF BYLAWS TO PERMIT ELECTRONIC DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS	14
Board of Directors’ Recommendation	14

PROPOSAL FIVE—AMENDMENT AND RESTATEMENT OF BYLAWS TO PROVIDE ELECTRONIC AVAILABILITY OF BOARD AND BOARD COMMITTEE MEETING NOTICES AND ELECTRONIC CONSENTS	15
Board of Directors’ Recommendation	15

PROPOSAL SIX—AMENDMENT AND RESTATEMENT OF 2000 STOCK OPTION PLAN	16
Changes to the Stock Plan	16
Background	16
Summary of the Stock Plan	17
Administration	17
Option Grant Limitations	17
Stock Options	18
Restricted Stock and Restricted Stock Units	18

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SYNPLICITY, INC.

PROXY STATEMENT FOR THE

2007 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

The board of directors of Synplicity, Inc., a California corporation, is soliciting the enclosed proxy from you. The proxy will be used at Synplicity’s 2007 annual meeting of shareholders to be held at 12:30 p.m. Pacific Daylight Time on Monday, May 21, 2007 at the principal executive offices located at 600 West California Avenue, Sunnyvale, California 94086.

This proxy statement contains important information regarding Synplicity’s annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

Synplicity uses several abbreviations in this proxy statement. The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and Synplicity’s Annual Report on Form 10-K for the year ended December 31, 2006.

Synplicity is sending the proxy materials on or about April 16, 2007 to all of its shareholders as of the record date, March 30, 2007. If you owned Synplicity common stock at the close of business on March 30, 2007, you are entitled to attend and vote at the annual meeting. On the record date, Synplicity had approximately 26,605,812 shares of its common stock issued and outstanding. As of the record date, Synplicity had 78 record shareholders and Synplicity common stock was held by more than 1,100 beneficial owners.

Voting Procedures

As a shareholder, you have the right to vote on certain business matters affecting Synplicity. The four proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed in the sections entitled “Proposal One,” “Proposal Two,” “Proposal Three,” “Proposal Four,” “Proposal Five,” “Proposal Six” and “Proposal Seven.” The enclosed proxy card indicates the number of shares you own.

Each share of common stock that you hold as of the close of business on March 30, 2007 is entitled to one vote on each of the Proposals, other than Proposal One. With respect to Proposal One, you may vote individually for or against each candidate or you may cumulate your votes to elect directors and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which you are entitled, or you may distribute your votes on the same principle among as many candidates as you think fit, provided that you cannot cast votes for more than the number of directors to be elected. You are entitled to cumulate your votes only if you or any other shareholder has given notice prior to the voting of the intention to cumulate votes. The seven candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Additional information on cumulative voting is located in the section entitled “Election of Directors—Cumulative Voting.” Cumulative voting applies only to the election of directors.

Methods of Voting

Voting by Mail.    By signing and returning the proxy card according to the enclosed instructions, you are enabling Synplicity’s chief executive officer and president, Gary Meyers, and Synplicity’s chief financial officer and senior vice president, John J. Hanlon, who are named on the proxy card as “proxy holders,” to vote your shares at the meeting in the manner you indicate. Synplicity encourages you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

Voting in Person at the Meeting.    If you plan to attend the annual meeting and vote in person, Synplicity will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you a legal proxy from your broker or other nominee authorizing you to vote these shares to the annual meeting.

Voting by Proxy Holders.    Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate how your shares should be voted, your shares will be voted as follows:

•	FOR the election of the director nominees identified in Proposal One;

•	FOR the amendment and restatement of the Bylaws to provide a variable number of board members of 5 to 9 directors;

•	FOR the amendment and restatement of the Bylaws to permit uncertificated shares;

•	FOR the amendment and restatement of the Bylaws to permit electronic delivery of proxy materials to shareholders;

•	FOR the amendment and restatement of the Bylaws to provide electronic availability of board and board committee meeting notices and electronic consents;

•

FOR the amendment and restatement of the 2000 Stock Option Plan and the ratification of the option grant limitations contained in the 2000 Stock Option Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

•	FOR the ratification of the appointment of Ernst & Young LLP as Synplicity’s independent registered public accounting firm for the year ending December 31, 2007.

Householding Elections.    To reduce the expenses of delivering duplicate voting materials to households that may have more than one Synplicity stock account, Synplicity is delivering only one set of the proxy statement and the annual report on Form 10-K for the year ended December 31, 2006 to shareholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these shareholders. If you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials, which Synplicity will provide to you at no cost. For future annual meetings, you may request separate voting materials, or request that Synplicity send only one set of voting materials to you if you are receiving multiple copies, by calling the investor relations department at (408) 215-6000 or by writing to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086. You may receive a copy of the exhibits to Synplicity’s Annual Report on Form 10-K for the year ended December 31, 2006 by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Investor Relations.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•

provide written notice of the revocation to Synplicity’s secretary, Alisa Yaffa, at Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, prior to the vote at the annual meeting; or

•	attend the meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of the outstanding shares of Synplicity as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

Proposal One—Election of Directors.    The seven director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote “for” all nominees, “withhold” for all nominees or “withhold” for certain nominees by specifying the name(s) of such nominees on your proxy card.

Proposal Two—Amendment and Restatement of Bylaws to Provide a Variable Board of 5 to 9 Directors.    Approval of amendment and restatement of the Bylaws will require the affirmative vote of a majority of the outstanding shares on the record date. You may vote “for,” “against” or “abstain” from voting on this proposal.

Proposal Three—Amendment and Restatement of Bylaws to Permit Uncertificated Shares. Approval of amendment and restatement of the Bylaws to permit uncertificated shares will require the affirmative vote of a majority of the outstanding shares on the record date. You may vote “for,” “against” or “abstain” from voting on this proposal.

Proposal Four—Amendment and Restatement of Bylaws to Permit Electronic Delivery of Proxy Materials to Shareholders. Approval of amendment and restatement of the Bylaws to permit electronic delivery of proxy materials to shareholders will require the affirmative vote of a majority of the outstanding shares on the record date. You may vote “for,” “against” or “abstain” from voting on this proposal.

Proposal Five—Amendment and Restatement of Bylaws to Provide Electronic Availability of Board and Board Committee Meetings Notices and Electronic Consents. Approval of amendment and restatement of the Bylaws to provide electronic availability of board and board committee meetings notices and electronic consents will require the affirmative vote of a majority of the outstanding shares on the record date. You may vote “for,” “against” or “abstain” from voting on this proposal.

Proposal Six—Amendment and Restatement of 2000 Stock Option Plan.    Approval of amendment and restatement of the 2000 Stock Option Plan and the ratification of the option grant limitations in the 2000 Stock Option Plan will require the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy. You may vote “for,” “against” or “abstain” from voting on this proposal.

Proposal Seven—Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm.    Ratification of Ernst & Young LLP as Synplicity’s independent registered public accounting firm for the year ending December 31, 2007 will require the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy. You may vote “for,” “against” or “abstain” from voting on this proposal.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on Proposals Two through Seven, your abstention will have the same effect as a vote against the proposals.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. Proposal One and Proposal Seven contained in these proxy materials are considered routine matters, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares. Proposals Two through Six are non-routine matters and your broker will not have the discretion to vote your shares on these matters without your explicit authorization. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

Proxy Solicitation Costs

Synplicity will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition, Synplicity may reimburse brokerage firms and other custodians for their reasonable out of pocket expenses for forwarding these proxy materials to you. Synplicity expects a representative from Computershare Limited, Synplicity’s transfer agent, to tabulate the proxies and act as inspector of the election.

Deadline for Receipt of Shareholder Proposals for 2008 Annual Meeting

As a shareholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and Synplicity’s bylaws. Proposals that you wish to be presented for consideration at the 2008 annual meeting of shareholders must be received by Synplicity no later than January 22, 2008, in order that they may be included in the proxy statement and form of proxy related to that meeting.

Synplicity’s bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are proposed to be properly brought before an annual meeting of shareholders. In connection with the annual meeting of shareholders, to be timely, your notice must be delivered not later than January 17, 2008, which is 90 days prior to the one year anniversary of the date this proxy statement is provided to shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, your notice must be received within a reasonable time before Synplicity makes the solicitation. Your notice must include: (i) brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) your name and address, (iii) the class and number of shares of Synplicity stock which you beneficially own, (iv) any material interest that you may have in the subject matter or your proposal and (v) any other information required by the Securities Exchange Act of 1934, as amended (the “1934 Act”). In addition, if you wish to nominate a candidate for director, your notice must also include the following information for the candidate: (i) name, age, business address and residence address, (ii) principal occupation or employment of such nominee, (iii) class and number of shares of Synplicity stock beneficially owned by such nominee, (iv) description of all arrangements between you and the nominee and (v) any other information required by the 1934 Act (including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). A copy of the full text of the Synplicity bylaws is available from the Secretary upon written request. Proposals should be sent to the Secretary, Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086.

The Securities and Exchange Commission rules establish a different deadline with respect to discretionary voting for shareholder proposals that are not intended to be included in a company’s proxy statement. The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. For the Synplicity 2008 Annual Meeting, the discretionary vote deadline is March 2, 2008, which is

45 calendar days prior to the anniversary of the mailing date of this proxy statement. If you give notice of a proposal after the discretionary vote deadline, Synplicity proxy holders will be allowed to use their discretionary voting authority to vote on your proposal when and if the proposal is raised at the 2008 annual meeting.

Nomination of Director Candidates

You may also propose director candidates for consideration by the nominating and corporate governance committee of the board of directors. It is Synplicity’s policy that the nominating and corporate governance committee will consider recommendations for candidates to the board of directors from shareholders holding not less than 1% of the total outstanding shares of Synplicity common stock and who have held such common stock continuously for at least 12 months prior to the date of the submission of the recommendation. The nominating and corporate governance committee will consider persons recommended by you in the same manner as a nominee recommended by other board members or management. See “Election of Directors—Policy for Director Recommendations and Nominations” for additional information.

In addition, you may nominate a person directly for election to the board of directors at an annual meeting of shareholders provided you meet the requirements discussed above for properly submitting a shareholder proposal or nomination for consideration at a shareholders meeting.

Shareholder Communications to Directors

You may communicate directly with Synplicity directors by calling Synplicity’s chief executive officer, Gary Meyers, at (408) 215-6000 or by writing to him at Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086. Mr. Meyers will monitor these communications and provide appropriate summaries of all messages received to the board of directors at its regularly scheduled meetings. Where the nature of a communication warrants, he may decide to obtain the more immediate attention of the appropriate committee of the board of directors, a non-management director, Synplicity management or independent advisors, as he considers appropriate. After reviewing shareholder messages, Mr. Meyers, or the board at its discretion, will determine whether any response is necessary.

Other Matters

Other than the proposals listed above, the board of directors does not intend to present any other matters to be voted on at the meeting. The board of directors is not currently aware of any other matters that will be presented for action at the meeting. However, if other matters are properly brought before the shareholders at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the 1934 Act.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The nominees for election at the annual meeting of the board of directors are Prabhu Goel, Kenneth S. McElvain, Gary Meyers, Dennis Segers, Scott J. Stallard, Thomas Weatherford and Alisa Yaffa. If elected, they will each serve as a director until the annual meeting of shareholders in 2008, until their respective successors are elected and qualified or until their earlier resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for election of all of the director nominees, all of whom currently serve as directors. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the present board of directors to fill the vacancy. Synplicity is not aware that any of the nominees listed above will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of the nominees listed above.

Vote Required

If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the board of directors. Abstentions are not counted in the election of directors. If you hold your shares through a broker, bank or other nominee you may instruct them how to vote on this proposal. If you do not instruct them how to vote on this proposal, your broker may have the authority to vote your shares at its discretion.

Cumulative Voting

You may cumulate your votes to elect directors and give to one of the candidates to be elected a number of votes equal to the total number of directors to be elected multiplied by the number of votes to which you are entitled, or distribute your votes on the same principle among as many candidates as you think fit, provided that you cannot cast votes for more than the number of directors to be elected. In their discretion, the proxy holders may, when voting for directors, cumulate the votes represented by the proxies received. You will not be entitled to cumulate votes unless the director nominee’s name has been properly nominated prior to the voting and you or any other shareholder has given notice prior to the voting of the intention to cumulate your or that shareholder’s votes. If you choose to cumulate your votes, you will need to submit a proxy card or a ballot, and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot prior to voting at the annual meeting. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

Board of Directors’ Recommendation

The board of directors has unanimously approved the nomination of each of the individuals listed above and recommends that you vote “FOR” the election of these nominees.

Information Concerning the Nominees and Incumbent Directors

The following table sets forth the name and age of the directors as of March 30, 2007, the principal occupation of each and the period during which each has served as a director of Synplicity. Information as to the stock ownership of each of the Synplicity directors and all of the Synplicity current executive officers as a group is set forth below under “Principal Shareholders.”

Name	Principal Occupation	Age	Director Since
Prabhu Goel	Prabhu Goel has served as chairman of IPNI, a wholly-owned subsidiary of Tech Mahindra, an information technology services and solutions company, since February 2007. From October 1998 to January 2007, Dr. Goel served as chairman of iPolicy Networks, Inc., a network security products company, whose assets were acquired by Tech Mahindra in January 2007. From October 1998 to December 2004, Dr. Goel also served as chief executive officer of iPolicy. From April 2001 to June 2006, Dr. Goel served as chairman and chief executive officer of Tharas Systems, Inc., an electronic design automation company acquired in January 2007 by EVE, an electronic design automation company. Dr. Goel holds Masters of Science and Doctorate degrees in Electrical Engineering from Carnegie Mellon University.	58	1996

Kenneth S. McElvain	Kenneth S. McElvain, one of Synplicity’s co-founders, has served as Synplicity’s chief technology officer, vice president and director since its inception. Mr. McElvain also served as president from 1994 to January 1996, and chief executive officer from January 1996 to July 1997. Mr. McElvain holds a Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Computer Science from Washington State University.	47	1994

Gary Meyers	Gary Meyers has served as Synplicity’s president and chief executive officer since October 2004, and as president and chief operating officer between August 2004 and October 2004. Mr. Meyers became a director in January 2005. Mr. Meyers served as Synplicity’s vice president of worldwide sales from November 1999 to August 2004, vice president of north american sales from January 1999 to November 1999, and western area sales manager from January 1998 to January 1999. Mr. Meyers holds a Bachelor of Science degree in Electrical Engineering from the University of Maryland and a Masters of Business Administration degree from the University of California at Los Angeles.	42	2005

Dennis Segers	Dennis Segers has served as chief executive officer of Tabula, Inc., a privately-held fabless semiconductor company since May 2006. From January 2006 to May 2006, Mr. Segers was an entrepreneur in residence at Benchmark Capital Partners, an early stage venture capital firm. From September 2001 to January 2006, Mr. Segers served as chief executive officer and president of Matrix Semiconductor, Inc., a fabless semiconductor company, and served on Matrix’s board of directors from February 1999 to January 2006, when Matrix was acquired by SanDisk Corporation. Mr. Segers holds a Bachelor of Science degree in Electrical Engineering from Texas A&M University.	54	2002

Name	Principal Occupation	Age	Director Since
Scott J. Stallard	Scott J. Stallard has served in various capacities at Hewlett-Packard Co. since 1975. Since May 2003, Mr. Stallard has served as Hewlett Packard’s senior vice president and general manager enterprise storage & servers in the Technology Systems Group. From May 2002 to May 2003, Mr. Stallard served as senior vice president, Business Critical Systems global business unit. From December 1999 to May 2002, Mr. Stallard served as vice president and general manager of Hewlett-Packard’s Business Systems and Technology Organization. Mr. Stallard holds a Bachelor of Science degree in Electrical Engineering and Computer Science from the University of California at Berkeley and a Masters of Science degree in Electrical and Computer Science from Stanford University.	53	2000

Thomas Weatherford	Thomas Weatherford has been a consultant and private investor since January 2003. From 1997 to December 2002, Mr. Weatherford served as executive vice president and chief financial officer of Business Objects, S.A., a provider of business intelligence software. He currently serves on the boards of directors of Saba Software, Inc., a provider of human capital development and management solutions, Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry, SMART Modular Technologies (WWH), Inc., an independent designer, manufacturer and supplier of value added systems to original equipment manufacturers, Advanced Analogic Technologies, Inc., a provider of power management semiconductor products for the communications, computing, and consumer portable and personal electronics and Mellanox Technologies, a supplier of semiconductor-based products that facilitate data transmission between servers, communications infrastructure equipment and storage systems. Mr. Weatherford holds a Bachelor of Business Administration degree from the University of Houston.	60	2003

Alisa Yaffa	Alisa Yaffa, one of Synplicity’s co-founders, has served as chairwoman of the board of directors, vice president of intellectual property and secretary since March 1997, October 1998 and inception, respectively. Ms. Yaffa also served as Synplicity’s chief executive officer from inception to January 1996 and president from January 1996 to July 1997. From inception to October 1998, Ms. Yaffa served as Synplicity’s chief financial officer. Ms. Yaffa holds a Bachelor of Arts degree in Applied Mathematics and Computer Science from the University of California at Berkeley.	43	1994

Kenneth S. McElvain and Alisa Yaffa are married.

Board and Committee Meetings

The Synplicity board of directors held 10 meetings and acted once by unanimous written consent during 2006. The board of directors has standing audit, compensation, nominating and corporate governance, and stock option committees. The Synplicity board of directors has determined that Messrs. Goel, Segers, Stallard and Weatherford are “independent,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the 1934 Act, and that each member of the audit committee, compensation committee and nominating and corporate governance committee meets the independence standards of Rule 4200(a)(15) of the Nasdaq Stock Market. Synplicity does not have a policy with respect to director attendance at annual meetings. Three of the Synplicity directors attended the 2006 annual meeting of shareholders. All of the directors attended at least 75% of the meetings of the board of directors and any applicable committee.

Committee	Date of Inception	Members During 2006	Committee Functions	Meetings Held in 2006
Audit	2000	Dennis Segers Scott J. Stallard Thomas Weatherford	Reviews internal accounting procedures Appoints independent registered public accounting firm Reviews results of independent audit Determines investment policy and oversees its implementation	Five

Compensation	2000	Prabhu Goel Scott J. Stallard Thomas Weatherford	Administers Synplicity’s stock plans Determines compensation of executive officers and directors Reviews general policies relating to compensation and benefits	Four*

Nominating and Corporate Governance	2002	Prabhu Goel Dennis Segers Scott J. Stallard	Recommends nomination of board members Assists with succession planning for executive management positions Recommends governance guidelines	One

Stock Option	2001	Kenneth S. McElvain Gary Meyers Alisa Yaffa	Reviews and grants stock options under the 2000 Stock Option Plan to new and existing non-executive employees	Two**

*	The compensation committee also acted by unanimous written consent 1 time in 2006.
**	The stock option committee also acted by unanimous written consent 10 times in 2006.

Audit Committee

The Synplicity board of directors adopted a written charter for the audit committee in September 2000, which was last amended in March 2007. The audit committee currently consists of Messrs. Segers, Stallard and Weatherford. The Synplicity board of directors has determined that Mr. Weatherford, the chairman of the audit committee, is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. A copy of the charter for the audit committee is available at http://investor.synplicity.com/governance/audit.cfm.

Compensation Committee

The Synplicity board of directors adopted a written charter for the compensation committee in September 2000, which was last amended in March 2007. The compensation committee currently consists of Messrs. Goel, Stallard and Weatherford. None of the current members of the compensation committee is an employee of Synplicity. A copy of the charter for the compensation committee is available at http://investor.synplicity.com/governance/compensation.cfm.

Nominating and Corporate Governance Committee

The Synplicity board of directors formed a nominating committee and adopted a written charter in December 2002. The board of directors renamed the nominating committee to become the nominating and corporate governance committee and adopted the revised written charter in March 2007. The nominating and corporate governance committee currently consists of Messrs. Goel, Stallard and Segers. None of the current members of the nominating and corporate governance committee is an employee of Synplicity. A copy of the charter for the nominating and corporate governance committee is available at http://investor.synplicity.com/governance/nomgov.cfm.

Policy for Director Recommendations and Nominations

The nominating and corporate governance committee considers candidates for board membership suggested by members of the board of directors, management and shareholders. It is the policy of the nominating and corporate governance committee to consider recommendations for candidates to the board of directors from shareholders who hold not less than 1% of the outstanding shares of Synplicity and have held such common stock continuously for at least 12 months prior to the date of the submission of the recommendation. The nominating and corporate governance committee will consider persons recommended by the shareholders in the same manner as a nominee recommended by the board of directors, individual board members or management.

In addition, shareholders may nominate a person directly for election to the board of directors at an annual meeting of shareholders provided such shareholders provide information to all Synplicity shareholders about the nominee that meets the requirements set forth in Synplicity’s bylaws and the rules and regulations of the Securities and Exchange Commission related to shareholder proposals. The process for properly submitting a shareholder proposal, including a proposal to nominate a person for election to the board of directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Shareholder Proposals for 2008 Annual Meeting.”

Where the nominating and corporate governance committee has either identified a prospective nominee or determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board or management. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, the nominating and corporate governance committee considers a number of factors, including the following:

•	the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board; and

•	factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

The nominating and corporate governance committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the board:

•	the highest personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	complementary skills to those of the existing board members;

•	the ability to assist and support management and make significant contributions to Synplicity’s success; and

•	an understanding of the fiduciary responsibilities that is required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

In connection with its evaluation, the nominating and corporate governance committee determines whether it will interview potential nominees. After completing the evaluation and review, the nominating and corporate governance committee approves the nominees for election to the board of directors.

Code of Ethics

The board of directors has adopted a Code of Ethics that is applicable to all Synplicity senior executive and principal financial officers subject to Section 16 of the 1934 Act. A copy of the Code of Ethics is available at http://investor.synplicity.com/governance/ethics.cfm. The board of directors has also adopted a Code of Business Conduct and Ethics that is applicable to all Synplicity employees, officers and directors and to certain of its agents, contractors and consultants. A copy of the Code of Business Conduct and Ethics is available at http://investor.synplicity.com/governance/conduct.cfm. These codes are intended to deter wrongdoing and promote ethical conduct by Synplicity directors, officers, employees, agents, consultants and contractors.

Compensation Committee Interlocks and Insider Participation

The compensation committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and recommendations for other employees, as appropriate. Mr. Meyers, Synplicity’s president and chief executive officer, makes presentations and recommendations regarding salaries and incentives for executive officers other than himself but does not participate in any deliberations regarding salaries and incentive compensation for Synplicity officers. No interlocking relationship exists between any member of the compensation committee and any other member of the board of directors or compensation committee.

PROPOSAL TWO

AMENDMENT AND RESTATEMENT OF BYLAWS TO PROVIDE FOR A VARIABLE BOARD OF 5 TO 9 DIRECTORS

The board of directors has determined that it is in the best interests of Synplicity and its shareholders to amend and restate Synplicity’s Bylaws to provide for a variable board of 5 to 9 directors. You may request a copy of the amended and restated bylaws, which will be sent to you at no cost, by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Secretary. A copy is also available at http://investor.synplicity.com/edgar.cfm.

Synplicity’s Bylaws currently provide for a variable number of board members of 4 to 7 directors. There are currently 7 directors, each of whom has been nominated to serve another term as set forth in Proposal One. The amended and restated Bylaws will provide for a variable number of directors of between 5 and 9 to be set by the board of directors within that range without shareholder approval. In April 2000, the board of directors set that number at seven. The seven directors who are elected at this Annual Meeting will continue as the seven directors until their successors are duly elected and qualified.

This amendment to the Bylaws would provide the board of directors of Synplicity with the flexibility to add additional members in the event that Synplicity identifies qualified individuals in accordance with the terms of the policy for “Director Recommendations and Nominations” set forth above without requiring the resignation of one or more of the current members of the board. Synplicity cannot do so currently without amending the Bylaws to provide for additional seats for such individuals prior to his or her election or appointment to fill a newly established vacancy. While neither the board of directors nor the nominating and corporate governance committee has identified any candidates for nomination, Synplicity would like to obtain approval now, so as to have the flexibility later to expand the scope of the experience of the board by retaining the services of additional qualified candidates for a total of up to 9 directors.

Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Synplicity common stock outstanding on the record date for the annual meeting will be required to approve this proposal. The board of directors has unanimously approved the amendment and restatement of the Synplicity Bylaws to provide for a variable board of five to nine members, and recommends that you vote “FOR” the amendment and restatement.

PROPOSAL THREE

AMENDMENT AND RESTATEMENT OF BYLAWS TO PERMIT UNCERTIFICATED SHARES

The board of directors has determined that it is in the best interests of Synplicity and its shareholders to amend and restate Synplicity’s Bylaws to allow Synplicity to participate in the direct share registration program required of all Nasdaq listed companies as of January 1, 2008. You may request a copy of the amended and restated bylaws, which will be sent to you at no cost, by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Secretary. A copy is also available at http://investor.synplicity.com/edgar.cfm.

Under the rules of the Nasdaq Stock Market, on or before January 1, 2008, all securities listed on the Nasdaq Global Market, such as Synplicity’s common stock, must be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the 1934 Act. A Direct Registration Program permits a shareholder’s ownership to be recorded and maintained in the books of the issuer or the issuer’s transfer agent. Your ownership could be recorded electronically and instead of receiving a physical certificate from ComputerShare, Synplicity’s transfer agent, you would receive a statement of holdings as evidence of share ownership. Electronic book entry would reduce the risk of loss and costs to replace a physical certificate currently borne by shareholders and would reduce the cost and time required to settle routine trades by persons who are not affiliates of Synplicity. Because brokerage firms and qualified transfer agents are linked through an electronic system, all share transactions could be completed electronically, without the need to transfer physical certificates.

This proposal does not mandate the elimination of physical certificates for those shareholders who still want to have a physical certificate evidencing share ownership. It was designed to promote just and equitable principles of trade, to foster cooperation and coordination with persons engaged in regulating, clearing, settling and processing transactions in securities and to protect investors and the public interest.

Synplicity’s Bylaws currently require that only physical stock certificates can be issued as required by the California Corporations Code in effect at the time Synplicity’s Bylaws were most recently amended and restated. California law has been changed to allow companies to use electronic records as well as physical stock certificates. As required by the Nasdaq Stock Market, Synplicity is therefore proposing to amend Section 8.4 of its Bylaws to permit uncertificated shares, as well as physical certificated shares.

Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Synplicity common stock outstanding on the record date for the annual meeting will be required to approve this proposal. The board of directors has unanimously approved the amendment and restatement of the Synplicity Bylaws to permit uncertificated shares, and recommends that you vote “FOR” the amendment and restatement.

PROPOSAL FOUR

AMENDMENT AND RESTATEMENT OF BYLAWS TO PERMIT ELECTRONIC DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS

The board of directors has determined that it is in the best interests of Synplicity and its shareholders to amend and restate Synplicity’s Bylaws to provide for electronic delivery of proxy materials for the shareholders to enable Synplicity to participate in the Securities and Exchange Commission’s recently adopted voluntary electronic proxy material delivery rules and be prepared in the event that such electronic delivery becomes mandatory. You may request a copy of the amended and restated bylaws, which will be sent to you at no cost, by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Secretary. A copy is also available at http://investor.synplicity.com/edgar.cfm.

In December 2006, the Securities and Exchange Commission adopted Rule 14a-16 under the 1934 Act, which provides issuers with the ability to provide proxy materials, including annual reports and voting cards, by Internet access. Rule 14a-16 becomes effective for notices given regarding shareholder meetings mailed after July 1, 2007. When Rule 14a-16 becomes effective, Synplicity will have the option to send a notice to its shareholders that proxy materials are available on a web site (other than the Securities and Exchange Commission’s EDGAR database) and to make paper copies of the materials available only to those shareholders who request to receive them. Shareholders will be able to vote electronically or by telephone after accessing the web site. Shareholders who prefer to receive paper copies of proxy materials can elect to do so on a one time basis or permanently. When it adopted Rule 14a-16, the Securities and Exchange Commission also issued a request for comment for rules that would make Internet availability of proxy materials mandatory, except as otherwise prohibited by state law or the charter documents of an issuer.

Synplicity’s Bylaws as currently in effect do not permit electronic dissemination of proxy materials to its shareholders. The Bylaws reflect the California Corporations Code provisions that were in effect when the Synplicity Bylaws were most recently amended and restated. Subsequent to that time, the California Corporations Code has been amended to permit electronic access and delivery to shareholders and to permit electronic voting by shareholders. Synplicity is proposing to add a new Section 2.6 to its Bylaws to incorporate the changes in the California Corporations Code in anticipation of the implementation of Rule 14a-16.

Although Synplicity has not determined whether it will adopt the Internet access and delivery model at this time, Synplicity is aware that the potential benefits to companies and shareholders of notice with Internet access and delivery would include reducing the issuer’s costs to conduct its annual meeting and to foster additional shareholder participation by eliminating a requirement that the shareholder return a paper ballot.

Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Synplicity common stock outstanding on the record date for the annual meeting will be required to approve this proposal. The board of directors has unanimously approved the amendment and restatement of the Synplicity Bylaws to permit electronic delivery of proxy materials to shareholders, and recommends that you vote “FOR” the amendment and restatement.

PROPOSAL FIVE

AMENDMENT AND RESTATEMENT OF BYLAWS TO PROVIDE ELECTRONIC AVAILABILITY OF BOARD AND BOARD COMMITTEE MEETING NOTICES AND ELECTRONIC CONSENTS

The board of directors has determined that it is in the best interests of Synplicity and its shareholders to amend and restate Synplicity’s Bylaws to have the option to provide for electronic delivery of meeting notices and materials to members of the board of directors and its committees, and for written actions of the board and its committees to be approved using electronic transmissions. You may request a copy of the amended and restated bylaws, which will be sent to you at no cost, by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Secretary. A copy is also available at http://investor.synplicity.com/edgar.cfm.

Synplicity is proposing to amend Sections 3.7 and 3.12 of its Bylaws to permit the giving of notice of meetings of its board of directors and its committees using email, website and other electronic transmissions, and to permit the approval of actions by written consent by board members and its committees using electronic transmissions, as permitted by recent amendments to the California Corporations Code, to enhance the alternatives available to it and reduce burdens on its non-employee directors.

Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Synplicity common stock outstanding on the record date for the annual meeting will be required to approve this proposal. The board of directors has unanimously approved the amendment and restatement of the Synplicity Bylaws as discussed above, and recommends that you vote “FOR” the amendment and restatement.

PROPOSAL SIX

AMENDMENT AND RESTATEMENT OF 2000 STOCK OPTION PLAN

In March 2007, the board of directors approved the amended and restated 2000 Stock Plan (formerly known as the “2000 Stock Option Plan”) (the “Stock Plan”). You are being asked to approve the Stock Plan so that Synplicity can grant a wider range of awards to achieve its goals and also continue to receive a federal income tax deduction for certain compensation paid under the Stock Plan. You may receive a copy of the amended and restated Stock Plan, which will be sent to you at no cost, by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Secretary. A copy is also available at http://investor.synplicity.com/edgar.cfm.

You are also being asked to ratify the option grant limitations contained in the Stock Plan for purposes for Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). See “Option Grant Limitations” below for a description of the option grant limitations. We are asking for this ratification so that we may deduct for federal income tax purposes, compensation in excess of $1 million that may be paid to certain of the Synplicity executive officers in any single year. Compensation includes cash compensation as well as gains associated with the exercise of stock options pursuant to the Stock Plan. Options granted under the Stock Plan are designed to qualify as “performance based” compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”). Pursuant to Section 162(m), Synplicity generally may not deduct for federal income tax purposes compensation paid to our chief executive officer or our four other highest paid executive officers to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance based” for Section 162(m) purposes, we may deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For the options granted under the Stock Plan to qualify as “performance based” compensation under Section 162(m), you must approve the option grant limitations contained within the Stock Plan.

If you approve the Stock Plan, it will replace the current version of the Stock Plan. Otherwise, the current version of the Stock Plan will remain in effect.

Changes to the Stock Plan

The Stock Plan currently allows for the grant of stock options. Assuming you approve this proposal, the Stock Plan would also permit the award of restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares under the Stock Plan. The ability to grant a wider range of awards under the Stock Plan will help Synplicity achieve its goals of attracting, retaining and motivating its talented personnel. Synplicity wants to ensure that it has maximum flexibility in determining the appropriate equity compensation for its employees and other service providers. The Stock Plan has also been amended to add the categories performance criteria that the Stock Plan administrator may use to establish performance objectives of Synplicity, the achievement of which will allow certain awards to vest or be issued, which in turn will allow Synplicity to receive income tax deductions under Section 162(m). The amended and restated Plan does not differ from the current version of the Stock Plan in any other material respect. The Company has no current definitive plans to issue restricted stock, restricted stock units, stock appreciation rights, performance units or performance shares.

Synplicity believes strongly that the approval of the Stock Plan is essential to its continued success. Synplicity’s employees are its most valuable assets. Stock options and other awards such as those provided under the Stock Plan are vital to its ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which Synplicity must compete. These awards also are crucial to Synplicity’s ability to motivate employees to achieve its goals. For the reasons stated above, you are being asked to approve the Stock Plan.

Background

The Stock Plan currently provides for the grant of incentive stock options and nonstatutory stock options to officers and other employees of Synplicity or any parent or subsidiary of Synplicity. Additionally, the Stock Plan currently provides for the grant of nonstatutory stock options to certain consultants of Synplicity or to any consultant of any parent or subsidiary of Synplicity. Assuming you approve this proposal, the Stock Plan will also provide for the grant of the following additional types of incentive awards: (i) restricted stock, (ii) restricted stock units, (iii) stock appreciation rights, and (iv) performance units and performance shares, which, together with stock options, are referred to individually as an “Award.” Those who will be eligible for Awards under the Stock Plan will include employees, directors and consultants who provide services to Synplicity and its parent or subsidiary companies, each of whom is referred to individually as a “Participant.”

As of the record date, the persons eligible to participate in the Stock Plan included 11 officers and directors, and approximately 271 other employees of Synplicity and its subsidiaries. During the year ended December 31, 2006, options to purchase 625,200 shares of common stock were granted under the Stock Plan at an average exercise price of approximately $6.057 per share.

At the time of the Stock Plan’s initial adoption in April 2000, 2,666,666 shares were authorized and reserved for issuance under the Stock Plan, together with an automatic annual increase in the number of shares of common stock reserved for issuance on the first day of Synplicity’s fiscal year, beginning with January 1, 2001, equal to the lesser of (i) 2,333,333 shares, (ii) 5.0% of the outstanding shares of Synplicity as of the last day of the prior fiscal year or (iii) such amount as determined by the board of directors. As of the record date, there were 10,364,647 shares reserved for issuance under the Stock Plan, options to purchase 8,375,258 shares have been granted under the Stock Plan, of which options to purchase 4,904,570 shares are outstanding and options to purchase 3,061,390 shares are vested and exercisable. As a result, 4,615,795 shares are available for issuance under the Stock Plan.

Summary of the Stock Plan

The following paragraphs provide a summary of the principal features of the Stock Plan and its operation.

Administration

The board of directors has vested its compensation committee with full authority to administer the Stock Plan in accordance with its terms and to determine all questions arising in connection with its interpretation and application. The compensation committee is currently comprised of Messrs. Goel, Stallard and Weatherford, none of whom is an employee of Synplicity. The stock option committee reviews and grants stock options to new and existing non-executive employees pursuant to guidelines approved by the board of directors after recommendation from the compensation committee. The stock option committee is currently comprised of Messrs. McElvain, Meyers and Ms. Yaffa, all of whom are employees of Synplicity.

Option Grant Limitations

Section 162(m) limits the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve Synplicity’s ability to deduct the compensation associated with stock options each year the Stock Plan currently provides that in any calendar year no person may be granted stock options exercisable for more than 1,000,000 shares; however, in connection with his or her initial employment, a Participant may be granted options to purchase up to an additional 666,666 shares. As proposed, the amended and restated Stock Plan would provide that in any calendar year, no person may be granted stock options or appreciation rights under the Stock Plan exercisable for more than 1,000,000 shares, except in connection with his or her initial employment, a Participant may be granted options or stock appreciation rights exercisable for up to an additional 666,666 shares in the aggregate. In addition, as amended and restated, the Stock Plan would provide that in any calendar year, no Participant may receive more than an aggregate of 500,000 shares separately pursuant to restricted stock, restricted stock units and performance shares, and with respect to performance units, no Participant may receive performance units having an initial value greater than $500,000; provided, however, that in connection with the Participant’s initial service as an employee, the Participant may be granted an aggregate of up to an additional 500,000 shares separately pursuant to restricted stock, restricted stock units and performance shares, and performance units with an additional value of up to $500,000.

Stock Options

The exercise price of options granted under the Stock Plan must equal or exceed the fair market value of the common stock on the date of grant (or 110% of the fair market value in the case of stock options granted to employees who hold 10% or more of the voting power of Synplicity’s common stock or any subsidiary companies of Synplicity). As defined in the Stock Plan, “fair market value” generally means the last reported sales price of the common stock on the Nasdaq Global Market on the date of grant.

Subject to earlier termination of the option as a result of termination of service, death or disability, each option granted under the Stock Plan expires on the date specified by the compensation committee, but in no event later than the earliest of (i) 10 years from the date of grant in the case of nonstatutory stock options, (ii) 10 years from the date of grant in the case of incentive stock options generally and (iii) five years from the date of grant in the case of stock options granted to employees who hold 10% or more of the voting power of Synplicity common stock or any of its subsidiaries or parent.

The compensation committee may determine the consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, which may consist of: (i) cash, (ii) check, (iii) promissory note, to the extent permitted by applicable laws, (iv) delivery of a properly executed exercise notice together with such other documentation as the compensation committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to Synplicity of the sale proceeds required to pay the exercise price, (v) other shares which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option shall be exercised, (v) consideration received under a cashless exercise program implemented by Synplicity in connection with the Stock Plan, (vi) any combination of such methods of payment or (vii) any such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

Restricted Stock and Restricted Stock Units

Assuming you approve this proposal, the compensation committee, in its sole discretion as administrator of the Stock Plan, will be able to grant restricted stock and restricted stock units. Awards of restricted stock or restricted stock units are rights to acquire or purchase shares of Synplicity common stock. Restricted stock and restricted stock units would vest in accordance with the terms and conditions established by the compensation committee in its sole discretion. Awards of restricted stock or restricted stock units may be issued either alone, in addition to, or in tandem with other Awards granted under the Stock Plan and/or cash awards made outside of the Stock Plan. The restricted stock award agreement would generally grant Synplicity a right to repurchase or reacquire the unvested shares upon the termination of the Participant’s service with Synplicity for any reason (including death or disability). The compensation committee would determine the number of shares or units granted pursuant to the Award of restricted stock or units, but no Participant would be granted a right to purchase or acquire more than 500,000 shares or units during any calendar year, except that a Participant may be granted up to an additional 500,000 shares or units in connection with his or her initial employment.

Stock Appreciation Rights

Assuming you approve this proposal, the compensation committee, in its sole discretion as administrator of the Stock Plan, will be able to grant stock appreciation rights. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. Synplicity can pay the appreciation in either cash or shares of common stock, or a combination thereof. If granted, stock appreciation rights would become exercisable at the times and on the terms established by the compensation committee, subject to the terms of the Stock Plan.

After termination of service, a Participant would be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the award agreement. In no event would a stock appreciation right be exercisable later than the expiration of its term.

Performance Units and Performance Shares

Assuming you approve this proposal, the compensation committee in its sole discretion as administrator of the Stock Plan, will be able to grant performance units and performance shares, which are Awards that will result in a payment to a Participant only if the performance goals or other vesting criteria the compensation committee may establish are achieved. The compensation committee would establish organizational, individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which such goals or vesting criteria are met, would determine the number and/or value of performance units and performance shares to be paid out to each Participant. No Participant would receive performance units with an initial value greater than $500,000 and no Participant would receive more than 500,000 performance shares during any fiscal year except that a Participant may be granted performance units with an additional value of up to $500,000 and an additional 500,000 performance shares in connection with his or her initial service with Synplicity. Performance units would have an initial dollar value established by the compensation committee prior to the grant date. Performance shares would have an initial value equal to the fair market value of a share of Synplicity common stock on the grant date.

Performance Goals

As determined by the compensation committee, the performance goals applicable to an Award may provide for a targeted level or levels of achievement by Synplicity using one or more of the following measures or other measures determined by the compensation committee: cash flow; cash position; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; economic profit; economic value added; equity or shareholder’s equity; market share; net income; net profit; net sales; operating earnings; operating income; profit before tax; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; return on net assets; or total return to the shareholders. The performance goals may differ for each Participant and Award and may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

Transferability of Awards

The Stock Plan generally does not allow for the transfer of Awards, except by will or the laws of descent and distribution, and all rights with respect to an Award granted to a Participant generally are available during a Participant’s lifetime only to the Participant.

Merger or Sale of Assets

In the event of a merger of Synplicity with or into another corporation, or the sale of all or substantially all of the assets of Synplicity, each outstanding Award shall be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). In the event the successor corporation refuses to assume or substitute the Award, each Participant shall fully vest and have the right to exercise all of their respective options or stock appreciation rights, all restrictions on restricted stock and restricted stock units shall lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria shall be deemed achieved at 100% of target levels and all other terms and conditions met. If an option or stock appreciation right becomes vested and exercisable in lieu of assumption or substitution, the compensation committee shall provide notice to the recipient that he or she has the right to exercise the option or stock appreciation right as to all of the shares subject to the Award for a period of 15 days from the date of such notice.

Prohibitions

The Stock Plan specifically prohibits the granting of an option or stock appreciation right with an exercise price at less than fair market value on the date of grant.

Term and Amendment of the Stock Plan

The Stock Plan will expire in April 2010, which is 10 years from the date of inception, unless earlier terminated in accordance with its terms. The board of directors may terminate or amend the Stock Plan at any time; provided, however, that Synplicity must obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. Shareholder approval, if required, must be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Synplicity of Awards granted under the Stock Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value on the date of grant is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the Participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sales price and the exercise price will be taxed as capital gain or loss. If the Participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.    A Participant generally will not have taxable income at the time restricted stock, restricted stock units, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value on the date of grant is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for Synplicity.    Synplicity generally will be entitled to a tax deduction in connection with an Award under the Stock Plan in an amount equal to the ordinary income realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to Synplicity’s chief executive officer and to each of its four most highly compensated executive officers. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent it does not exceed $1,000,000. However, Synplicity can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include shareholder approval of the Stock Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options and stock appreciation rights, establishing performance criteria that must be met before the Award actually will vest or be paid. The Stock Plan has been designed to permit the compensation committee to grant Awards that qualify as performance based for purposes of satisfying the conditions of Section 162(m), thereby permitting Synplicity to continue to receive a federal income tax deduction in connection with such Awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND SYNPLICITY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Participation in the Stock Plan

The number of Awards that executive officers may receive under the Stock Plan is subject to the discretion of the compensation committee and therefore cannot be determined in advance. To date, only stock options have been granted under the Stock Plan. The following table sets forth (a) the aggregate number of shares subject to options granted under the Stock Plan during the year ended December 31, 2006, and (b) the per share exercise price of such options for (i) the chief executive officer, the chief financial officer and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”), (ii) current executive officers as a group, and (iii) all other employees (including all current officers who are not executive officers) as a group. Synplicity’s non-employee directors did not receive options under the Stock Plan during the year ended December 31, 2006.

Name of Individual or Group	Number of Options Granted	Date of Grant	Per Share Exercise Price
Gary Meyers	25,000	July 21, 2006	$5.48
John J. Hanlon	10,000	July 21, 2006	$5.48
Andrew Haines	15,000	July 21, 2006	$5.48
James Lovas	60,000	January 9, 2006	$8.69
James Lovas	20,000	July 21, 2006	$5.48
Kenneth S. McElvain	—		—
All current executive officers as a group (6 persons)	145,000		$6.80	*
All other employees (including all current officers who are not executive officers) as a group	480,200		$5.78	*

*	Represents the average exercise price per share for options granted during 2006 for each of these groups.

Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Synplicity common stock present or represented and voting at the annual meeting will be required to approve this proposal. The board of directors recommends that you vote “FOR” the amendment and restatement of the Stock Plan.

PROPOSAL SEVEN

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has selected Ernst & Young LLP, independent registered public accounting firm, to audit Synplicity’s financial statements for the year ending December 31, 2007. Synplicity expects that a representative of Ernst & Young LLP to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit and Related Fees

The following table is a summary of the fees billed to Synplicity by Ernst & Young LLP for professional services for the years ended December 31, 2006 and December 31, 2005:

Fee Category	Year ended December 31,
	2006	2005
Audit Fees	$1,026,372	$913,000
Audit-Related Fees	140,414	—
Tax Fees	39,281	41,000
All Other Fees	3,000	11,000

Total Fees	$1,209,067	$965,000

Audit Fees—consist of fees billed for professional services rendered for (i) the audit of Synplicity’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, (ii) its review and testing of the effectiveness of Synplicity’s internal controls over financial reporting and management’s assessment of the effectiveness of the internal controls over financial reporting, and (iii) services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees—consist of fees billed for assurance and related services that are reasonably related to (i) the performance of the audit or review of the consolidated financial statements, and (ii) review and testing of the effectiveness of Synplicity’s internal controls over financial reporting and management’s assessment of the effectiveness of the internal controls over financial reporting, and that are not reported under “Audit Fees.” In 2006, these services included accounting consultations in connection with SEC correspondence, recent accounting pronouncements and restructuring.

Tax Fees—consist of fees billed for professional services for tax compliance, advice and planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions and international tax planning.

All Other Fees—consist of fees for products and services other than the services reported above. In 2006 and 2005, these fees included accounting research software and consultations regarding compensation matters related to expatriate employees, respectively.

Before selecting Ernst & Young LLP and prior to determining to continue Ernst & Young LLP’s engagement with Synplicity in 2007, the audit committee carefully considered Ernst & Young LLP’s qualifications as an independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the results of the Public Company Accounting Oversight Board’s most recent review of Ernst & Young LLP, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee’s review also included matters required to be considered under the Securities and Exchange Commission’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors’ independence will not be impaired. The audit committee pre-approves all audit and non-audit services provided by Ernst & Young LLP, or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible. All of the services provided by Ernst & Young LLP described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the audit committee. The audit committee has determined that the provision of services by Ernst & Young LLP other than for audit related services is compatible with maintaining the independence of Ernst & Young LLP as Synplicity’s independent registered public accounting firm.

Vote Required and Board of Directors’ Recommendation

Your ratification of the selection of Ernst & Young LLP as Synplicity’s independent registered public accounting firm is not required by Synplicity’s Bylaws or any other applicable legal requirement. However, the board of directors is submitting the selection of Ernst & Young LLP to you for ratification as a matter of good corporate practice. If you fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors may, at its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in Synplicity’s best interests and in your best interests as a shareholder.

The affirmative vote of the holders of a majority of the shares of Synplicity common stock present or represented and voting at the annual meeting will be required to approve this proposal. The board of directors has unanimously approved this proposal and recommends that you vote “FOR” the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm.

PRINCIPAL SHAREHOLDERS

The following table provides information relating to the beneficial ownership of Synplicity common stock as of March 30, 2007 by:

•	each shareholder known by Synplicity to own beneficially more than 5% of its common stock;

•	each of its executive officers named in the summary compensation table on page 28;

•	each of its directors; and

•	all of its directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned “Total Shares and Shares Underlying Exercisable Options Beneficially Owned” includes the number of shares of Synplicity common stock subject to options that are currently exercisable or will become exercisable on or before May 29, 2007, 60 days from the record date for the 2007 annual meeting. The number of shares subject to options that each beneficial owner has the right to acquire on or before May 29, 2007 is listed separately under the column “Number of Shares Underlying Options.” These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 26,605,812 shares of Synplicity common stock outstanding as of March 30, 2007. The address for those individuals for whom an address is not otherwise provided is c/o Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086. Unless otherwise indicated, Synplicity believes the shareholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

Name and Address	Number of Outstanding Shares Beneficially Owned	Number of Shares Underlying Options Exercisable on or before May 29, 2007	Total Shares and Shares Underlying Exercisable Options Beneficially Owned	Percentage of Total Shares Beneficially Owned
Buckingham Capital Management Incorporated (1) 750 Third Ave., Sixth Floor New York, NY 10017	1,794,300	—	1,794,300	6.7%
Brown Advisory Holdings Incorporated (2) 901 South Bond Street, Suite 400 Baltimore, MD 21231	1,153,292	—	1,153,292	4.3%
Prabhu Goel (3)	1,187,538	54,792	1,242,330	4.7%
Andrew Haines	56,516	104,542	161,058	*
John J. Hanlon	1,507	80,834	82,341	*
James Lovas	35,000	93,307	128,307	*
Kenneth S. McElvain (4)	9,874,714	—	9,874,714	37.1%
Gary Meyers	11,000	593,960	604,960	2.2%
Dennis Segers	—	74,792	74,792	*
Scott J. Stallard	—	94,792	94,792	*
Thomas Weatherford	—	54,167	54,167	*
Alisa Yaffa (4)	9,874,714	—	9,874,714	37.1%
All current directors and executive officers as a group (11 persons)	11,175,275	1,410,997	12,586,272	44.9%

*	Less than 1%

(1)	Reflects ownership of 1,794,300 shares of Common Stock as reported on Schedule 13G dated May 12, 2006 and filed with the Securities and Exchange Commission.

(2)	Reflects ownership of 1,153,292 shares of Common Stock as reported on Schedule 13G dated February 14, 2006 and filed with the Securities and Exchange Commission.

(3)	The beneficial ownership of Dr. Goel includes 320,874 shares held in Dr. Goel’s family partnership and 866,664 shares held by Dr. Goel as custodian for his children.

(4)	Mr. McElvain and Ms. Yaffa are married and their beneficial ownership includes 9,470,648 shares of common stock held as community property and 404,066 shares held by a family limited liability company of which Mr. McElvain and Ms. Yaffa are the managing members.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Synplicity’s executive compensation program is designed to align the interests of its executives with the interests of its stockholders by creating a performance-oriented environment that rewards performance related to Synplicity’s goals. Synplicity’s executive compensation program is also designed to attract and retain qualified executives in the highly competitive high technology marketplace in which Synplicity competes. In this regard, the levels and types of executive compensation that constitute Synplicity’s executive compensation packages, which are established by the compensation committee, are designed to be consistent with those available to executives at other companies in our industry. In particular:

•

We base our compensation on the level of job responsibility, individual performance, and company performance. As an executive progresses to higher levels in the organization, an increasing proportion of his or her pay is linked to company performance through variable pay programs and stock option awards.

•

We reflect in our compensation programs the market compensation of the job in similarly situated companies in our industry. To attract and retain highly skilled executives, we must remain competitive with the compensation package of other high technology employers who compete with us for talent.

•	We develop and administer our compensation programs to foster the long-term executive retention required for success in our industry.

Our executive compensation programs consist of both annual and long-term components, which are considered together in assessing whether the program is attaining its designed objectives. Synplicity has allocated these compensation components in a manner that the compensation committee believes supports and enhances Synplicity’s long-term success and profitability. This balanced approach uses the short-term and long-term incentives increasingly at higher levels of responsibility where individuals have the greatest influence on Synplicity’s strategic direction and results over time. Under Synplicity’s plans, individual and company performance above targeted objectives result in increased total compensation, while performance below targeted objectives result in decreased total compensation.

In 2005, the compensation committee recommended and the board approved the adoption of a variable incentive pay plan (“VIPP”) to base a portion of employee compensation (for both executives and non-executives) on achievement of specific company goals which include quarterly revenue targets, operating income targets and other specific company objectives. The terms of the VIPP are more fully discussed below.

On an annual basis, the compensation committee is responsible for reviewing and approving the compensation of our executive officers. In determining total executive compensation packages, the compensation committee considers other companies of similar size and relative performance, with an emphasis on electronic design automation software, other software and semiconductor companies, and makes a subjective determination based on its understanding of the market and with the goal of providing competitive compensation. The compensation committee also considers the recommendations of the chief executive officer, with respect to compensation other than his own. Such recommendations include the chief executive officer’s observations as to individual executive performance, overall contribution of individual executives to Synplicity, Synplicity’s achievement of VIPP goals and the desire to keep annual cash compensation percentage increases (without considering the effective of promotions) generally in line with the compensation of the general employee base. The compensation committee makes a subjective determination after exercising its independent judgment and discretion. The compensation committee obtains available survey data from outside firms such as Radford, but did not commission any outside surveys to be performed during 2006.

Based on its review, the compensation committee believes that compensation paid to Synplicity’s executive officers, including its chief executive officer, is generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. The compensation committee notes that competition for qualified management and technical personnel in Synplicity’s industry is intense, and the compensation committee expects such competition to remain intense for the foreseeable future. As a result, in order to ensure access to qualified personnel, the compensation committee believes that it will continue to be necessary to provide compensation packages that are at least competitive with, and in certain instances superior to, compensation paid by other similarly situated technology companies.

Synplicity’s executive compensation program consists of three principal elements: 1) base salary, 2) cash incentives through the VIPP and 3) long-term incentives in the form of stock options, and in the event that the shareholders approve the amendment and restatement of the 2000 Stock Option Plan at this meeting, potentially through the grant of restricted stock or restricted stock units. Synplicity also provides other benefits to executives including a deferred compensation plan and change in control arrangements (described under the heading “Employment Agreements and Change in Control Arrangements” in this proxy statement). The executives are also eligible to participate in the Synplicity employee stock purchase plan. Synplicity’s philosophy is to position the aggregate of these elements of compensation at a level that is commensurate with Synplicity’s size and performance relative to other comparable technology companies.

Executives are also eligible to receive medical, dental, vision and life insurance benefits and health club reimbursements that Synplicity makes available to its U.S. employees and to participate in the Synplicity 401(k) plan. Synplicity does not provide its executives or other employees with defined benefit retirement plans except as required by law. Synplicity also provides its vice president of worldwide sales with a car allowance.

More specific detail of the elements of executive compensation is set forth below:

Elements of Compensation

Base Salaries

The compensation committee reviews base salary levels for the chief executive officer and other executive officers of Synplicity annually. As discussed previously, Synplicity seeks to provide cash compensation to its executive officers, including base salary and variable pay, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary and annual increases in the percentage of variable pay at target of each of Synplicity’s executive officers are determined on an individual basis by the compensation committee.

Variable Incentive Pay Plan

In February 2005 Synplicity adopted the VIPP, which became effective in April 2005, and ties a portion of an executive’s total compensation to the performance of Synplicity and the achievement of specific quarterly revenue targets, quarterly operating income targets and other company-wide and functional area goals. In addition to Synplicity’s executives, all non-commissioned, U.S. full time and U.S. part time exempt employees are included as participants in the VIPP. All participants in the VIPP, whether they are executives or non executives are subject to the same VIPP goals.

Goals for quarterly revenue and quarterly operating income targets are determined by the board of directors at the beginning of each year and generally do not change throughout the year. The board of directors does reserve the right to change the revenue and operating income targets for future quarters, if, in its sole discretion, market forces warrant the changes. The other company objectives, which include other company-wide and functional area goals, are reviewed and determined quarterly by the board of directors with input from the chief executive officer. All VIPP goals are communicated to plan participants at regular quarterly employee meetings. The board of directors determines whether the various goals are achieved and calculates the resulting quarterly payouts, with input from the chief executive officer. The compensation committee determines the portion of an individual’s total compensation that is subject to the VIPP, with the variable pay percentages corresponding to individual job categories.

New employees participate from the date of their employment and are eligible to receive a pro rata share of the plan payout amount in their first quarter of employment. All participants in the VIPP must be active U.S. employees on the last day of a calendar quarter in order to be eligible for a potential VIPP payout for that quarter as payments are considered earned on the last day of each quarter.

In 2006, the board of directors set the quarterly revenue, quarterly operating income and other company objectives for the VIPP targets at its January meeting. For the named executive officers, in January 2006 the compensation committee determined that, effective April 1, 2006, 30.23% of Mr. Meyers’ and 18% of each of the other executive officer’s target cash compensation was subject to the VIPP, other than Mr. Lovas who does not participate in the VIPP because he has a commission plan. In May 2006, Mr. McElvain elected to increase his percentage to 20% of the 2007 target cash compensation subject to the VIPP. Mr. Lovas’ commission plan and objectives were set by Mr. Meyers and approved by the compensation committee. For the period of January 1, 2006 through March 31, 2006, the percentage of participating executive officer’s target cash compensation subject to the VIPP was 25% for Mr. Meyers and 15% for each of the other participating executive officers, which was a continuation of percentages determined for the VIPP plan year beginning April 2005.

In March 2006, management with the approval from the board of directors, discontinued Synplicity’s structured ASIC platform and ASIC synthesis business. As a result of this substantial change in Synplicity’s strategy, the board of directors adopted a revised operating plan in April 2006 and also reset VIPP goals for the three remaining quarters of 2006. The board of directors’ objective in revisiting these goals was to facilitate a smooth transition from the structured ASIC platform and ASIC synthesis business and refocus executives and employees on goals that were reasonably achievable in light of the transition.

For the first three quarters of 2006, payouts under the VIPP were 100%, 101.3% and 106.5%, respectively, of the targeted amount, and included $202,475 paid to named executive officers. In January 2007, the board of directors determined that with respect to the fourth quarter 2006 VIPP targets, the other company objectives were met, but the revenue and operating goals were not met. As a result, payouts from the VIPP for the fourth quarter of 2006 was 22.7% of the targeted amount, including $15,934 paid to named executive officers. The total Synplicity VIPP payout for 2006 was 82.6%, of which $218,409 total was paid to named executive officers.

In January 2007, the compensation committee determined that effective April 1, 2007 20% of each of executive officer’s target compensation will be subject to the VIPP, other than for Mr. Meyers, whose April 1 change has not yet been determined and Mr. Lovas who does not participate in the VIPP because he has a commission plan. Mr. Lovas’ commission plan and objectives are set by Mr. Meyers and approved by the compensation committee.

Long-Term Incentives

Synplicity provides its executives, including the chief executive officer, long-term incentives through the grant of stock options under its 2000 Stock Plan. Stock options under this plan are granted at an exercise price equaling 100% of fair market value at the grant date, have a ten-year term and generally vest in installments over four years. Stock options are granted to executive officers in conjunction with each executive officer’s commencement of employment with Synplicity or upon promotion to executive officer. An executive officer may also receive an annual grant based on several factors. When determining the number of stock options to be awarded to an executive officer, the committee considers (i) the executive’s current contribution to Synplicity’s performance including contribution to Synplicity’s achievement of VIPP goals, (ii) the executive’s anticipated contribution in meeting Synplicity’s long-term strategic performance goals, (iii) the specific recommendations of Synplicity’s chief executive officer, with respect to executives other than himself, (iv) comparisons to an internally and/or externally compiled data of executive stock option grants made by other software companies at a similar stage of development as Synplicity, and (v) potential stock dilution and other related shareholder concerns, and the relative size of the option grants made to an individual executive as compared to all executives and non-executive employees. Individual considerations, such as the executive’s current and anticipated contributions to Synplicity’s performance, may be more subjective and less measurable by financial results at the corporate level. In this respect, the committee exercises significant judgment in measuring the contribution or anticipated contribution to Synplicity’s performance. Synplicity has chosen stock options as a key compensation element because any increase in value of a stock option is dependent upon an increase in the price of Synplicity’s common stock and, therefore this portion of the executives’ compensation is directly aligned with an increase in stockholder value.

In 2006, the compensation committee granted options to each named executive officer as set forth below:

	Option Awards
Name of Executive Officer	Number of Shares Granted (#)	Per Share Exercise Price ($)
Gary Meyers	25,000	$5.48
John J. Hanlon	10,000	$5.48
Andrew Haines	15,000	$5.48
James Lovas	60,000	$8.69
James Lovas	20,000	$5.48
Kenneth S. McElvain	—	—

Mr. Lovas’ grant was made upon his appointment to the post of vice president of worldwide sales in January 2006. With respect to Mr. McElvain, the compensation committee also considered the aggregate amount of his holdings of Synplicity common stock and the impact of stock options on his total holdings.

Deferred Compensation Plan

In August 2006, the board of directors adopted a non-qualified executive deferred compensation plan in which executive officers may participate. An executive officer may defer up to 100% of the officer’s pre-tax earnings. Synplicity does not provide any matching contributions for the amounts the executive elects to defer. Amounts invested in the deferred compensation plan are general liabilities of Synplicity. The executives participating may invest the amounts deferred in a variety of mutual funds. Participants may elect to receive distributions from the plan at a pre-determined date or upon termination of employment or retirement, based upon years of service.

EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of Synplicity’s chief executive officer, chief financial officer and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) for services rendered to Synplicity in all capacities for the year ended December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Discretionary Non-Plan Based Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Gary Meyers President, Chief Executive Officer and Director	2006	$300,000	—		—	$63,125	$99,912	—	$14,940	$477,977

John J. Hanlon Senior Vice President and Chief Financial Officer	2006	228,882	$20,000	(3)	—	25,250	41,470	—	15,339	330,941

Andrew Haines Senior Vice President of Marketing	2006	215,717	—		—	37,875	36,804	—	13,839	304,235

James Lovas Vice President of Worldwide Sales	2006	189,000	155,735	(4)	—	310,120	—	—	20,933	675,788

Kenneth S. McElvain Chief Technology Officer, Vice President and Director	2006	213,853	13,500	(5)	—	—	40,223	—	8,973	276,549

(1)	Represents amounts paid under the VIPP.

(2)	Represent premiums for health, dental and life insurance paid, as well as 401(k) contributions and health club reimbursements by Synplicity.

(3)	Represents a signing bonus paid to Mr. Hanlon after six months of employment.

(4)	Represents sales commissions paid to Mr. Lovas during 2006.

(5)	Represents a bonus paid to Mr. McElvain relating to the filing and issuance of certain of Synplicity’s patents.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning the grant of stock awards to each of the Named Executive Officers during the year ended December 31, 2006, including the value of the stock awards. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options outstanding as of December 31, 2006.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gary Meyers	27,083 2,083 9,333 43,333 81,596 33,333 3,712 5,000 25,000 35,000 34,167 116,667 116,667 27,083	(1) (2) (3) (3) (1) (3) (4) (5) (6) (1) (1) (1) (1) (1)	22,917 22,917 — — 1,736 — — — 5,000 — 5,833 83,333 83,333 22,917	—	$5.30 5.48 1.88 2.93 3.75 5.40 9.00 6.25 4.58 4.58 5.31 4.89 4.89 5.30	10/04/2014 07/21/2016 01/29/2009 11/30/2009 12/31/2009 02/18/2010 01/22/2012 02/14/2012 06/28/2012 06/28/2012 06/24/2013 08/30/2014 08/30/2014 10/04/2014	—	—	—	—

John J. Hanlon	58,333 833	(7) (8)	141,667 9,167	—	$6.32 5.48	10/19/2015 07/21/2016	—	—	—	—

Andrew Haines	40,625 40,625 2,167 1,667	(7) (7) (9) (10)	34,375 34,375 28,333 13,333	—	$5.30 5.30 5.75 5.48	10/04/2014 10/04/2014 07/19/2015 07/21/2016	—	—	—	—

James Lovas	1,000 6,000 2,700 2,258 300 1,200 12,500 1,000 1,965 292 2,990 9,063 21,667 208 13,750 1,667	(11) (12) (13) (4) (1) (14) (1) (15) (1) (16) (1) (1) (1) (17) (1) (18)	— — — — — — — — 335 408 510 5,937 18,333 9,792 46,250 18,333	—	$2.25 11.00 6.48 9.00 5.04 5.04 5.01 3.43 3.43 3.43 5.91 4.90 5.16 5.75 8.69 5.48	05/28/2009 09/29/2010 08/29/2011 01/22/2012 07/16/2012 07/16/2012 08/30/2012 04/04/2013 04/04/2013 04/04/2013 07/31/2013 09/10/2014 09/30/2014 07/19/2015 01/09/2016 07/21/2016	—	—	—	—

Kenneth S. McElvain	11,118	(4)	—	—	$9.90	01/22/2007	—	—	—	—

(1)	Represents an option in which 1/48th of the shares underlying the option become vested and exercisable each month after the vesting commencement date defined in the option agreement.

(2)	Represents an option in which 5,000 shares become vested and exercisable beginning July 1, 2006 on a monthly basis (12 months); an additional 5,000 shares become vested and exercisable beginning July 1, 2007 on a monthly basis (12 months); an additional 6,000 shares become vested and exercisable beginning July 1, 2008 on a monthly basis (12 months); and the remaining 9,000 shares become vested and exercisable beginning, July 1, 2009 on a monthly basis (12 months).

(3)	Represents an option in which 20% of the shares underlying the option become vested and exercisable one year after the date of grant; 20% of the shares underlying the option become vested and exercisable two years after the date of grant on a monthly basis; 25% of the shares underlying the option become vested and exercisable three years after the date of grant on a monthly basis; and 35% of the shares underlying the option become vested and exercisable four years after the date of grant on a monthly basis.

(4)	Represents an option in which 25% of the shares underlying the option became vested and exercisable on March 31, 2002; 25% of the shares underlying the option became vested and exercisable on June 30, 2002; 25% of the shares underlying the option became vested and exercisable on September 30, 2002; and 25% of the shares underlying the option became vested and exercisable on December 31, 2002.

(5)	Represents an option in which 1/12th of the shares underlying the option become vested and exercisable each month after the vesting commencement date set forth in the option agreement.

(6)	Represents an option in which 10,000 shares became vested and exercisable beginning June 28, 2004 on a monthly basis (12 months); an additional 10,000 shares became vested and exercisable beginning June 28, 2005 on a monthly basis (12 months); and the remaining 10,000 shares became vested and exercisable beginning, June 28, 2006 on a monthly basis (12 months).

(7)	Represents an option in which 1/4th of the shares underlying the option become vested and exercisable one year after the vesting commencement date set forth in the option agreement and 1/48th of the shares underlying the option become exercisable each month thereafter.

(8)	Represents an option in which 2,000 shares became vested and exercisable beginning July 1, 2006 on a monthly basis (12 months); an additional 2,000 shares become vested and exercisable beginning July 1, 2007 on a monthly basis (12 months); an additional 2,000 shares become vested and exercisable beginning July 1, 2008 on a monthly basis (12 months); and the remaining 4,000 shares become vested and exercisable beginning, July 1, 2009 on a monthly basis (12 months).

(9)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: 1/12 of 5,200 shares vest on a monthly basis in year two; 1/12 of 5,200 shares vest on a monthly basis in year 3; and 1/12 of 21,100 shares vest on a monthly basis in year four.

(10)	Represents an option in which 4,000 shares became vested and exercisable beginning July 1, 2006 on a monthly basis (12 months); an additional 3,000 shares become vested and exercisable beginning July 1, 2007 on a monthly basis (12 months); an additional 3,000 shares become vested and exercisable beginning July 1, 2008 on a monthly basis (12 months); and the remaining 5,000 shares become vested and exercisable beginning, July 1, 2009 on a monthly basis (12 months).

(11)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: 2,000 shares vest one year from date of grant; 1/12 of 2,000 shares vest on a monthly basis in year two; 1/12 of 2,500 shares vest on a monthly basis in year three; and 1/12 of 3,500 shares vest on a monthly basis in year four.

(12)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: 1,200 shares vest one year from date of grant; 1/12 of 1,200 shares vest on a monthly basis in year two; 1/12 of 1,500 shares vest on a monthly basis in year three; and 1/12 of 2,100 shares vest on a monthly basis in year four.

(13)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: no shares vest in year one; no shares vest in year two; 1/12 of 1,000 shares vest on a monthly basis in year three; and 1/12 of 1,700 shares vest on a monthly basis in year four.

(14)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: no shares vest in year one; no shares vest in year two; no shares vest in year three; and 1/12 of 1,200 shares vest on a monthly basis in year four.

(15)	Represents an option in which 1/24th of the shares underlying the option become vested and exercisable each month after the vesting commencement date defined in the option agreement and as set forth herein.

(16)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: no shares vest in year one; no shares vest in year two; no shares vest in year three; and 1/12 of 700 shares vest on a monthly basis in year four.

(17)	Represents an option in which shares underlying the option become vested and exercisable after the vesting commencement date as follows: no shares vest in year one; 1/12 of 500 shares vest on a monthly basis in year two; 1/12 of 1,500 shares vest on a monthly basis in year three; and 1/12 of 8,000 shares vest on a monthly basis in year four.

(18)	Represents an option in which 4,000 shares became vested and exercisable beginning July 1, 2006 on a monthly basis (12 months); an additional 4,000 shares become vested and exercisable beginning July 1, 2007 on a monthly basis (12 months); an additional 5,000 shares become vested and exercisable beginning July 1, 2008 on a monthly basis (12 months); and the remaining 7,000 shares become vested and exercisable beginning, July 1, 2009 on a monthly basis (12 months).

Option Exercises and Stock Vested at Fiscal Year End

The following table presents certain information concerning the exercise of options by each of the Named Executive Officers during the year ended December 31, 2006, including the value of gains on exercise and the value of the stock awards. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options outstanding as of December 31, 2006.

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gary Meyers	—	—	—	—
John J. Hanlon	—	—	—	—
Andrew Haines	—	—	—	—
James Lovas	—	—	—	—
Kenneth S. McElvain	—	—	—	—

Nonqualified Deferred Compensation

The following table discloses contributions, earnings, withdrawals and balances under non-qualified defined contribution and other deferred compensation plans for each Named Executive Officer for the year ended December 31, 2006.

Name	Executive Contributions in 2006 ($)	Registrant Contributions in 2006 ($)	Aggregate Earnings in 2006 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 2006 ($)
Gary Meyers	$3,689	—	—	—	—
John J. Hanlon	—	—	—	—	—
Andrew Haines	—	—	—	—	—
James Lovas	—	—	—	—	—
Kenneth S. McElvain	—	—	—	—	—

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 about Synplicity common stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of its board of directors under all existing equity compensation plans including the 1995 Stock Option Plan (which was terminated as to new grants in April 2000), the 2000 Stock Plan, the 2000 Employee Stock Purchase Plan and the 2000 Director Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders (1)	6,715,305	(2)	$6.05	5,815,618	(3)
Equity compensation plans not approved by shareholders	104,665	(4)	$3.75	—	(5)

Total	6,819,970		$6.02	5,815,618

(1)

Synplicity is unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 2000 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under the 2000 Employee Stock Purchase Plan for the purchase period beginning on November 1, 2006, which are not determinable until the expiration of the current purchase period on April 30, 2007. The 2000 Employee Stock Purchase Plan provides that shares of Synplicity’s common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower. The 2000 Employee Stock Purchase Plan also provides for an automatic increase each year on January 1 equal to the lesser of 666,666 shares, 2% of the outstanding shares on such date, or a lesser amount as approved by the board of directors. In January 2007, the board of directors determined that no additional shares would be added to the 2000 Stock Plan, 2000 Director Stock Option Plan or 2000 Employee Stock Purchase Plan as of January 1, 2007.

(2)	Of these shares of common stock as of December 31, 2006, 1,434,052 shares were subject to outstanding options under the 1995 Stock Option Plan, 4,971,253 shares were subject to outstanding options under the 2000 Stock Option Plan and 310,000 shares were subject to outstanding options under the 2000 Director Stock Option Plan.

(3)	Of these shares of common stock as of December 31, 2006, 4,627,292 shares remain available for future issuance under the 2000 Stock Option Plan, 170,937 shares remain available for future issuance under the 2000 Director Stock Option Plan and 1,017,389 shares remain available for future issuances under the 2000 Employee Stock Purchase Plan.

(4)

The options to purchase these shares of common stock were granted in December 1999 to eight Synplicity employees, including Messrs. Meyers and Dauman. Such options vest as to 1/48th of the shares each month with such vesting beginning on January 30, 2003 for Mr. Meyers and September 27, 2001 for Mr. Dauman. These options have a weighted average exercise price of $3.75 per share.

(5)	No securities are available for future issuance under any arrangement between Synplicity and any individual.

Potential Payments upon Termination, Death, Disability or Change of Control

The tables below reflect the amount of compensation to each of the named executive officers of Synplicity in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination (including retirement), involuntary not-for-cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from Synplicity.

Payments Made upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	Accrued but unpaid wages

•	Non-equity incentive compensation earned during the fiscal year, including any earned sales commissions, bonuses or VIPP payments;

•	Upon exercise of outstanding and vested options, shares awarded under the Synplicity 2000 Stock Plan;

•	Amounts contributed to the Synplicity Employee Stock Purchase Plan;

•	Unused vacation pay

•	Reimbursement of accrued expenses

Payments Made upon Death or Disability

In the event of the death or disability of a named executive officer, in addition to the benefits listed under the headings “Payments Made upon Termination” above, the named executive officer will receive benefits under the Synplicity disability plan or payments under the Synplicity life insurance plan, as appropriate.

Payments Made upon a Change of Control

Synplicity has entered into Change of Control Option Acceleration Agreements with each of the named executive officers with the exception of Kenneth S. McElvain. Pursuant to these agreements and the Employee Retention Plan (that also applies to regular, full-time U.S. non-executive employees in good standing), if an executive’s employment is terminated without cause or constructively terminated without cause within 12 months following a change of control, in addition to the benefits listed under the heading “Payments Made upon Termination”:

•	All stock options held by all named executive officers will automatically vest and become exercisable.

•	All named executive officers will receive outplacement assistance to help them locate other employment opportunities.

•	All named executive officers will receive paid medical and dental benefits under COBRA for a period of up to 6 months, depending on the length of continuous employment

•

All named executive officers, other than Mr. Meyers, will receive a cash severance payment in the amount of up to 6 months of base salary and up to 6 months of commission or incentive at target paid at 50%. Mr. Meyers will receive an amount equal to the greater of (i) $175,000 or (ii) the sum of 6 months of base salary and 6 months of commission or incentive at target paid at 50%. The actual cash severance payment for each named executive officer depends on the length of continuous employment and the executive’s compensation package at the time.

The Change of Control Option Acceleration Agreements entered into by Synplicity with each of the named executive officers have been filed as an exhibit to Synplicity’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the most recent quarter in which such agreement was entered into. Generally, pursuant to the agreements, a change of control is deemed to occur:

(i) upon the approval by the shareholders of a plan of complete liquidation of Synplicity or an agreement for the sale or disposition by Synplicity of all or substantially all of its assets; or

(ii) upon consummation of a merger or consolidation of Synplicity as a result of which its shareholders just prior to such event have less than 50% of the voting power of the surviving entity.

Gary Meyers

The following table shows the potential payments upon termination for various reasons, including within 12 months of a change of control, disability and death for Gary Meyers, Synplicity president and chief executive officer:

Executive Benefit and Payments Upon Separation	Voluntary Termination, Retirement or For Cause Termination	Involuntary Not For Cause Termination (within 12 months of a Change in Control)	Disability	Death
Compensation:	$19,877	$19,877	$19,877	$19,877

Long Term Incentive Compensation
Stock Options	925,250	1,233,757	925,250	925,250

Benefits & Perquisites:

Stock Awards	—	—	—	—
ESPP	4,565	4,565	4,565	4,565
401(k) Plan	141,938	141,938	141,938	141,938
Life Insurance Proceeds	—	—	—	310,000
Accidental Death Proceeds	—	—	—	310,000
Travel Death Proceeds (1)	—	—	—	1,000,000
Short Term Disability (2)	—	—	1,850	—
Long Term Disability (3)	—	—	10,000	—
Cash Severance	—	182,500	—	—
COBRA (4)	—	1,383	—	—
Accrued Vacation	34,614	34,614	34,614	34,614
Deferred Compensation	3,689	3,689	3,689	3,689

(1)	Payable only if death occurs during travel for business.

(2)	Amount listed is payable weekly for a maximum of 24 weeks following termination.

(3)	Amount listed is payable monthly until age 65 following termination of short term disability benefits.

(4)	Amount listed is payable monthly under COBRA for a maximum of 6 months following termination.

John J. Hanlon

The following table shows the potential payments upon termination for various reasons, including within 12 months of a change of control, disability and death for John J. Hanlon, Synplicity’s senior vice president and chief financial officer:

Executive Benefit and Payments Upon Separation	Voluntary Termination, Retirement or For Cause Termination	Involuntary Not For Cause Termination (within 12 months of a Change in Control)	Disability	Death
Compensation:	$12,449	$12,449	$12,449	$12,449

Long Term Incentive Compensation
Stock Options	650	650	650	650

Benefits & Perquisites:

Stock Awards	—	—	—	—
ESPP	767	767	767	767
401(k) Plan	6,413	6,413	6,413	6,413
Life Insurance Proceeds	—	—	—	360,000
Accidental Death Proceeds	—	—	—	360,000
Travel Death Proceeds (1)	—	—	—	1,000,000
Short Term Disability (2)	—	—	1,850	—
Long Term Disability (3)	—	—	10,000	—
Cash Severance	—	77,684	—	—
COBRA (4)	—	1,383	—	—
Accrued Vacation	18,735	18,735	18,735	18,735
Deferred Compensation	—	—	—	—

(1)	Payable only if death occurs during travel for business.

(2)	Amount listed is payable weekly for a maximum of 24 weeks following termination.

(3)	Amount listed is payable monthly until age 65 following termination of short term disability benefits.

(4)	Amount listed is payable monthly under COBRA for a maximum of 6 months following termination.

Andrew Haines

The following table shows the potential payments upon termination for various reasons, including within 12 months of a change of control, disability and death for Andrew Haines, Synplicity’s senior vice president of worldwide sales:

Executive Benefit and Payments Upon Separation	Voluntary Termination, Retirement or For Cause Termination	Involuntary Not For Cause Termination (within 12 months of a Change in Control)	Disability	Death
Compensation:	$11,657	$11,657	$11,657	$$11,657

Long Term Incentive Compensation
Stock Options	80,405	171,255	80,405	80,405

Benefits & Perquisites:

Stock Awards	—	—	—	—
ESPP	3,590	3,590	3,590	3,590
401(k) Plan	32,560	32,560	32,560	32,560
Life Insurance Proceeds	—	—	—	310,000
Accidental Death Proceeds	—	—	—	310,000
Travel Death Proceeds (1)	—	—	—	1,000,000
Short Term Disability (2)	—	—	1,850	—
Long Term Disability (3)	—	—	10,000	—
Cash Severance	—	77,684	—	—
COBRA (4)	—	1,383	—	—
Accrued Vacation	17,782	17,782	17,782	17,782
Deferred Compensation	—	—	—	—

(1)	Payable only if death occurs during travel for business.

(2)	Amount listed is payable weekly for a maximum of 24 weeks following termination.

(3)	Amount listed is payable monthly until age 65 following termination of short term disability benefits.

(4)	Amount listed is payable monthly under COBRA for a maximum of 6 months following termination.

James Lovas

The following table shows the potential payments upon termination for various reasons, including within 12 months of a change of control, disability and death for James Lovas, Synplicity’s vice president of marketing:

Executive Benefit and Payments Upon Separation	Voluntary Termination, Retirement or For Cause Termination	Involuntary Not For Cause Termination (within 12 months of a Change in Control)	Disability	Death
Compensation:	$31,638	$31,638	$31,638	$31,638

Long Term Incentive Compensation

Stock Options	69,295	119,110	69,295	69,295

Benefits & Perquisites:
Stock Awards	—	—	—	—
ESPP	4,565	4,565	4,565	4,565
401(k) Plan	135,477	135,477	135,477	135,477
Life Insurance Proceeds	—	—	—	310,000
Accidental Death Proceeds	—	—	—	310,000
Travel Death Proceeds (1)	—	—	—	1,000,000
Short Term Disability (2)	—	—	1,850	—
Long Term Disability (3)	—	—	10,000	—
Cash Severance	—	126,000	—	—
COBRA (4)	—	1,944	—	—
Accrued Vacation	21,807	21,807	21,807	21,807
Deferred Compensation	—	—	—	—
Automobile Allowance	750	750	750	750

(1)	Payable only if death occurs during travel for business.

(2)	Amount listed is payable weekly for a maximum of 24 weeks following termination.

(3)	Amount listed is payable monthly until age 65 following termination of short term disability benefits.

(4)	Amount listed is payable monthly under COBRA for a maximum of 6 months following termination.

Kenneth McElvain

The following table shows the potential payments upon termination for various reasons, including within 12 months of a change of control, disability and death for Kenneth McElvain, Synplicity’s vice president and chief technology officer:

Executive Benefit and Payments Upon Separation	Voluntary Termination, Retirement or For Cause Termination	Involuntary Not For Cause Termination (within 12 months of a Change in Control)	Disability	Death
Compensation:	$11,851	$11,851	$11,851	$11,851

Long Term Incentive Compensation
Stock Options	—	—	—	—

Benefits & Perquisites:

Stock Awards	—	—	—	—
ESPP	—	—	—	—
401(k) Plan	11,466	11,466	11,466	11,466
Life Insurance Proceeds	—	—	—	310,000
Accidental Death Proceeds	—	—	—	310,000
Travel Death Proceeds (1)	—	—	—	1,000,000
Short Term Disability (2)	—	—	1,850	—
Long Term Disability (3)	—	—	10,000	—
Cash Severance	—	119,351	—	—
COBRA (4)	—	824	—	—
Accrued Vacation	21,807	21,807	21,807	21,807
Deferred Compensation	—	—	—	—
Bonus (Patent)	6,000	6,000	6,000	6,000

(1)	Payable only if death occurs during travel for business.

(2)	Amount listed is payable weekly for a maximum of 24 weeks following termination.

(3)	Amount listed is payable monthly until age 65 following termination of short term disability benefits.

(4)	Amount listed is payable monthly under COBRA for a maximum of 6 months following termination.

DIRECTOR COMPENSATION

Directors who are not employees receive automatic option grants under Synplicity’s 2000 Director Option Plan. Each new non-employee director is automatically granted an option to purchase 40,000 shares of Synplicity common stock at the time he or she is first elected to the board of directors. Each non-employee director receives a subsequent option grant to purchase 10,000 shares of Synplicity common stock at the first meeting of the board of directors following the annual meeting of shareholders, provided that he or she has been a member of the board of directors for at least six months as of such date. All options granted under the 2000 Director Option Plan are granted at the fair market value of Synplicity common stock as reported on the Nasdaq Global Market on the day before the date of the grant. The initial 40,000 share grants become exercisable at a rate of 1/4th of the shares one year after the date of grant and 1/48th of the shares per month thereafter. The subsequent 10,000 share grants become exercisable at the rate of 1/48th of the shares per month.

In 2006, non-employee directors of Synplicity received a cash retainer of $20,000 per year plus a fee of $1,000 per board meeting attended by the director. The chairman of the audit committee received an additional retainer of $10,000 per year. Non-employee directors (other than the chairman of the audit committee) who served on the audit, compensation or nominating committee also received an additional retainer of $2,000 per year for each committee on which the director sits. Effective in January 2007, the cash retainer for non-employees directors was increased to $35,000 and the fee per board meeting attended was eliminated. Also effective in January 2007, the compensation for the chairman of the audit committee was increased to $15,000 per year, the chairman of the compensation and nominating and corporate governance committee will each receive a retainer of $8,000 per year, and the retainer for non-employee directors who serve on such committees (other than the chairman of each respective committee) was increased to $5,000 per year for each committee on which the director sits.

Payment of retainers and meeting fees are made quarterly in arrears and are prorated for that portion of the quarter in which a director serves in the event he or she leaves the board or a committee, as the case may be.

The following table provides information on the cash compensation and options granted to the Synplicity directors during the 2006 fiscal year:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Prabhu Goel	$38,000	—	$31,449	—	—	—	$73,364
Kenneth S. McElvain (4)	—	—	—	—	—	—	—
Dennis Segers	40,000	—	31,449	—	—	—	71,449
Scott J. Stallard	41,500	—	31,449	—	—	—	72,949
Thomas Weatherford	49,000	—	31,449	—	—	—	80,449
Alisa Yaffa (5)	84,595	—	—	$14,434	—	—	103,995

(1)	Includes all directors except Mr. Meyers who is Synplicity’s president and chief executive officer.

(2)	Includes all fees earned or paid in cash for services, including board meeting fees and committee and/or chairmanship fees.

(3)

On May 22, 2006, each non-employee director received an option to purchase 10,000 shares of common stock in accordance with the terms of the Synplicity 2000 Director Option Plan. Such options were granted with an exercise price of $6.51 per share, which represented the fair market value of Synplicity common stock as reported on the Nasdaq Global Market on the day before the date of the grant. Such option grants become exercisable at the rate of 1/48th of the shares per month from the date of grant.

(4)	Mr. McElvain is an employee of Synplicity and does not receive additional compensation for serving on the board of directors. Mr. McElvain is a “Named Executive Officer” of Synplicity as that term is defined in Item 402 of Regulation S-K.

(5)	Ms. Yaffa is an employee of Synplicity and does not receive additional compensation for serving on the board of directors. The information provided herein is compensation earned as an employee. Ms. Yaffa is not a “Named Executive Officer” of Synplicity as that term is defined in Item 402 of Regulation S-K.

The aggregate number of each non-employee directors’ option awards outstanding at December 31, 2006 is disclosed in the table below:

Name	Option Awards Outstanding (#)
Prabhu Goel	70,000
Dennis Segers	90,000
Scott J. Stallard	110,000
Thomas Weatherford	70,000

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee is responsible for discharging the responsibilities of the board with respect to compensation of Synplicity’s executive officers. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation. All decisions with respect to executive and director compensation are approved by the compensation committee. The compensation committee also provides guidance with respect to general compensation goals and philosophies for non-executive employees.

The compensation committee is responsible for administering all of Synplicity’s equity-based plans. The board, however, has authorized the stock option committee to grant individual stock awards to non-executive employees in accordance with its guidelines. The compensation committee also periodically reviews compensation and equity-based plans and makes its recommendations to the board with respect to these areas.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2006 with management. In reliance on the reviews and discussions referred to above, the compensation committee recommended to the board, and the board has approved, that the Compensation Discussion and Analysis be included in the proxy statement for the year ended December 31, 2006 for filing with the SEC.

Respectfully submitted by:

THE COMPENSATION COMMITTEE

Prabhu Goel

Scott J. Stallard

Thomas Weatherford

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee, which currently consists of Messrs. Segers, Stallard and Weatherford, evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors adopted a written charter for the audit committee in September 2000 and most recently amended it in March 2007, which details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees Synplicity’s financial reporting process on behalf of the board of directors. Synplicity’s management has the primary responsibility for the financial statements and reporting process, including Synplicity’s systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements included in Synplicity’s Annual Report on Form 10-K for the year ended December 31, 2006. This review included a discussion of the quality and the acceptability of Synplicity’s financial reporting and controls, including the clarity of disclosures in the financial statements. The audit committee has also discussed with management and Synplicity’s independent registered public accounting firm the effectiveness of Synplicity’s internal controls over financial reporting as of December 31, 2006.

The audit committee also reviewed with Synplicity’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of Synplicity’s audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of Synplicity’s financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61, as amended. The audit committee further discussed with Synplicity’s independent registered public accounting firm the overall scope and plans for its audits. The audit committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations and evaluations of Synplicity’s internal controls, and the overall quality of Synplicity’s financial reporting.

The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the Securities and Exchange Commission require all issuers obtain pre-approval from their respective audit committees in order for their independent registered public accounting firms to provide professional services without impairing independence. As such, the audit committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by Synplicity’s independent registered public accounting firm. From time to time, Synplicity may desire additional permitted professional services for which specific pre-approval is obtained from the audit committee before provision of such services commences. The audit committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditors’ independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors and the board has approved that the audited financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” be included in the Annual Report on Form 10-K for the year ended December 31, 2006 and be filed with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE

Dennis Segers

Scott J. Stallard

Thomas Weatherford

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires Synplicity’s officers and directors, and persons who own more than 10% of a registered class of Synplicity’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish Synplicity with copies of all Section 16(a) forms they file. Based solely on Synplicity’s review of the copies of such forms that it has received, or written representations from reporting persons, Synplicity believes that during 2006, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements except as set forth below.

Kenneth McElvain failed to timely report the June 16, 2006 sale of 17,000 shares of Synplicity common stock. Such sale was reported on Form 4 on June 22, 2006.

RELATED PARTY TRANSACTIONS

Synplicity has no related party transactions to report.

OTHER MATTERS

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the annual meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF

SYNPLICITY, INC.

Prabhu Goel

Kenneth S. McElvain

Gary Meyers

Dennis Segers

Scott J. Stallard

Thomas Weatherford

Alisa Yaffa

Dated: April 16, 2007

Appendix A

Adopted on April 7, 2000

As amended on May 30, 2003

As proposed to be amended on May 21, 2007

AMENDED AND RESTATED

BYLAWS

OF

SYNPLICITY, INC.

-i-

(continued)

-ii-

(continued)

-iii-

BYLAWS

OF

SYNPLICITY, INC.

ARTICLE I

CORPORATE OFFICES

1.1 PRINCIPAL OFFICE

The board of directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside such state and the corporation has one or more business offices in such state, then the board of directors shall fix and designate a principal business office in the State of California.

1.2 OTHER OFFICES

The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF SHAREHOLDERS

2.1 PLACE OF MEETINGS

Meetings of shareholders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders’ meetings shall be held at the principal executive office of the corporation.

2.2 ANNUAL MEETING

The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of shareholders shall be held on the first Friday of May in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) calendar days in advance of the date of the current year corresponding to the date of the corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder to be timely must be so received not later than the close of business on the later of ninety (90) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the 1934 Act, in his capacity as a proponent to a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of shareholders by or at the direction of the board of directors or by any shareholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such shareholder’s notice shall set forth (i) as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such shareholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the board of directors, any person nominated by a shareholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

2.3 SPECIAL MEETING

A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

For a special meeting of the shareholders to be properly called by any person or persons other than the board of directors, the person or persons calling the meeting must have given timely notice thereof in writing to the secretary of the corporation and the business proposed to be conducted at such meeting must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive officers of the corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the date of the meeting proposed by the person or persons calling the meeting. A shareholder’s notice to the secretary shall set forth (i) the proposed date and time of the meeting, (ii) as to each matter the shareholder proposes to bring before the meeting: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (B) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (C) the class and number of shares of the corporation which are beneficially owned by the shareholder, (D) any material interest of the shareholder in such business, and (E) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a shareholder proposal, and (iii) as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). No business may be transacted at such special meeting otherwise than specified in such notice. Upon notice meeting the requirements of this paragraph (b)

by any person or persons entitled to call a special meeting of shareholders, the corporation shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons who called the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of shareholders called by action of the board of directors may be held. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any special meeting except in accordance with the procedures set forth in this paragraph (b) and no person shall be eligible for election at a special meeting as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), or that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and any such business was not properly brought before the meeting shall not be transacted and the defective nomination shall be disregarded

2.4 NOTICE OF SHAREHOLDERS’ MEETINGS

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Sections 2.5 and 2.6 of these bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders (but subject to the provisions of the next paragraph of this Section 2.4 any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California (the “Code”), (ii) an amendment of the articles of incorporation, pursuant to Section 902 of the Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of the Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of the Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, then the notice shall also state the general nature of that proposal.

2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Written notice of any meeting of shareholders shall be given either (i) personally or (ii) by first-class mail or (iii) by third-class mail but only if the corporation has outstanding shares held of record by five hundred (500) or more persons (determined as provided in Section 605 of the Code) on the record date for the shareholders’ meeting, or (iv) by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent to that shareholder by mail or telegraphic or other written communication to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

An affidavit of the mailing or other means of giving any notice of any shareholders’ meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.6 NOTICE BY ELECTRONIC TRANSMISSION. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the Code, the articles of incorporation or these bylaws, any notice to shareholders given by the Company under any provision of the Code, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Company. Any such consent shall be deemed revoked if:

(a) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(b) such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice;

(b) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice;

(c) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(d) if by any other form of electronic transmission, when directed to the shareholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication:

(a) delivered by (1) facsimile telecommunication or electronic mail when directed to the facsimile number or electronic mail address, respectively, for that recipient on record with the corporation, (2) posting on an electronic message board or network which the corporation has designated for those communications, together with a separate notice to the recipient of the posting, which transmission shall be validly delivered upon the later of the posting or delivery of the separate notice thereof, or (3) other means of electronic communication;

(b) to a recipient who has provided an unrevoked consent to the use of those means of transmission for communications under or pursuant to Section 20 of the Code; and

(c) that creates a record that is capable of retention, retrieval and review, and that may thereafter be rendered into clearly legible tangible form.

2.7 QUORUM

The presence in person or by proxy of the holders of a majority of the shares entitled to vote thereat constitutes a quorum for the transaction of business at all meetings of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

2.8 ADJOURNED MEETING; NOTICE

Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.6 of these bylaws.

When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, if a new record date for the adjourned meeting is fixed or if the adjournment is for more than forty-five (45) days from the date set for the original meeting, then notice of the adjourned meeting shall be given. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

2.9 VOTING

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 702 through 704 of the Code (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership).

The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder at the meeting and before the voting has begun.

Except as provided in the last paragraph of this Section 2.8, or as may be otherwise provided in the articles of incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of the shareholders. Any shareholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares which the shareholder is entitled to vote.

If a quorum is present, the affirmative vote of the majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or a vote by classes is required by the Code or by the articles of incorporation.

At a shareholders’ meeting at which directors are to be elected, a shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) if the candidates’ names have been placed in nomination prior to commencement of the voting and the shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are normally entitled or (ii) by distributing the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

2.10 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT

The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of these bylaws, the waiver of notice or consent or approval shall state the general nature of the proposal. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Code to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

2.11 SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors. However, a director may be elected at any time to fill any vacancy on the board of directors, provided that it was not created by removal of a director and that it has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors.

All such consents shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder’s proxy holders, or a transferee of the shares, or a personal representative of the shareholder, or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders has not been received, then the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. Such notice shall be given to those shareholders entitled to vote who have not consented in writing and shall be given in the manner specified in Section 2.5 of these bylaws. In the case of approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) indemnification of a corporate “agent,” pursuant to Section 317 of the Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of the Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

2.12 RECORD DATE FOR SHAREHOLDER NOTICE; VOTING; GIVING CONSENTS

For purposes of determining the shareholders entitled to notice of any meeting or to vote thereat or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in such event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Code.

If the board of directors does not so fix a record date:

(a) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

(b) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action by the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

The record date for any other purpose shall be as provided in Article VIII of these bylaws.

2.13 PROXIES

Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) the person who executed the proxy revokes it prior to the time of voting by delivering a writing to the corporation stating that the proxy is revoked or by executing a subsequent proxy and presenting it to the meeting or by voting in person at the meeting, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Code.

2.14 INSPECTORS OF ELECTION

Before any meeting of shareholders, the board of directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment. If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more shareholders or proxies, then the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) receive votes, ballots or consents;

(c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) count and tabulate all votes or consents;

(e) determine when the polls shall close;

(f) determine the result; and

(g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE III

DIRECTORS

3.1 POWERS

Subject to the provisions of the Code and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 NUMBER OF DIRECTORS

The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be seven (7) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by a majority of the shareholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1).

No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 RESIGNATION AND VACANCIES

Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote thereon. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

A vacancy or vacancies in the board of directors shall be deemed to exist (i) in the event of the death, resignation or removal of any director, (ii) if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, (iii) if the authorized number of directors is increased, or (iv) if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be elected at that meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election other than to fill a vacancy created by removal, if by written consent, shall require the consent of the holders of a majority of the outstanding shares entitled to vote thereon.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, the chief financial officer, the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by electronic mail or other electronic means, first-class mail or telegram, charges prepaid, addressed to each director at that director’s address as it is shown on the records of the corporation and to an alternate address if provided by the director. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally, by electronic mail or other other electronic means, or by telephone, it shall be delivered personally, by electronic mail or other electronic means, or by telephone at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally, by electronic email or other electronic means, or by telephone (including voice messaging system or other technology designed to record and communicate messages) must be communicated directly to the director or receipt of the message must be confirmed by the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.8 QUORUM

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 310 of the Code (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of the Code (as to appointment of committees), Section 317(e) of the Code (as to indemnification of directors), the articles of incorporation, and other applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 WAIVER OF NOTICE

Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.10 ADJOURNMENT

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.11 NOTICE OF ADJOURNMENT

Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these bylaws, to the directors who were not present at the time of the adjournment.

3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing or by electronic transmission to the corporation (as defined in Section 21 of the Code) to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

3.13 FEES AND COMPENSATION OF DIRECTORS

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.14 APPROVAL OF LOANS TO OFFICERS

The corporation may, upon the approval of the board of directors alone, make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or subsidiary, whether or not a director, or adopt an employee benefit plan or plans authorizing such loans or guaranties provided that (i) the board of directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation, (ii) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the Code) on the date of approval by the board of directors, and (iii) the approval of the board of directors is by a vote sufficient without counting the vote of any interested director or directors.

ARTICLE IV

COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

(a) the approval of any action which, under the Code, also requires shareholders’ approval or approval of the outstanding shares;

(b) the filling of vacancies on the board of directors or in any committee;

(c) the fixing of compensation of the directors for serving on the board or any committee;

(d) the amendment or repeal of these bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members of such committees.

4.2 MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and Section 3.12 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V

OFFICERS

5.1 OFFICERS

The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2 ELECTION OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

5.6 CHAIRMAN OF THE BOARD

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7 PRESIDENT

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall have such general powers and duties of day-to-day management of the corporation as may be prescribed by the chief executive officer and shall exercise such powers and duties under the direction of the chief executive officer.

5.8 VICE PRESIDENTS

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.9 SECRETARY

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at shareholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10 CHIEF FINANCIAL OFFICER

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.11 CHIEF EXECUTIVE OFFICER

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS,

OFFICERS, EMPLOYEES, AND OTHER AGENTS

6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by the Code, indemnify each of its directors and officers against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a “director” or “officer” of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2 INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the extent and in the manner permitted by the Code, to indemnify each of its employees and agents (other than directors and officers) against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Article VI, an “employee” or “agent” of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 PAYMENT OF EXPENSES IN ADVANCE

Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the board of directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

6.4 INDEMNITY NOT EXCLUSIVE

The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Articles of Incorporation.

6.5 INSURANCE INDEMNIFICATION

The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

6.6 CONFLICTS

No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(a) That it would be inconsistent with a provision of the Articles of Incorporation, these bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

ARTICLE VII

RECORDS AND REPORTS

7.1 MAINTENANCE AND INSPECTION OF SHARE REGISTER

The corporation shall keep either at its principal executive office or at the office of its transfer agent or registrar (if either be appointed), as determined by resolution of the board of directors, a record of its shareholders listing the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the corporation who holds at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who holds at least one percent (1%) of such voting shares and has filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors, may (i) inspect and copy the records of shareholders’ names, addresses, and shareholdings during usual business hours on five (5) days’ prior written demand on the corporation, (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent’s usual charges for such list, a list of the names and addresses of the shareholders who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. Such list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or five (5) days after the date specified in the demand as the date as of which the list is to be compiled.

The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate.

Any inspection and copying under this Section 7.1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

7.2 MAINTENANCE AND INSPECTION OF BYLAWS

The corporation shall keep at its principal executive office or, if its principal executive office is not in the State of California, at its principal business office in California the original or a copy of these bylaws as amended to date, which bylaws shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, then the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of these bylaws as amended to date.

7.3 MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS

The accounting books and records and the minutes of proceedings of the shareholders, of the board of directors, and of any committee or committees of the board of directors shall be kept at such place or places as are designated by the board of directors or, in absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

7.4 INSPECTION BY DIRECTORS

Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind as well as the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney. The right of inspection includes the right to copy and make extracts of documents.

7.5 ANNUAL REPORT TO SHAREHOLDERS; WAIVER

The board of directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. Such report shall be sent at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in Section 2.5 of these bylaws for giving notice to shareholders of the corporation.

The annual report shall contain (i) a balance sheet as of the end of the fiscal year, (ii) an income statement, (iii) a statement of changes in financial position for the fiscal year, and (iv) any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

The foregoing requirement of an annual report shall be waived so long as the shares of the corporation are held by fewer than one hundred (100) holders of record.

7.6 FINANCIAL STATEMENTS

If no annual report for the fiscal year has been sent to shareholders, then the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail to the person making the request, within thirty (30) days thereafter, a copy of a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year.

If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and for a balance sheet of the corporation as of the end of that period, then the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, the statements referred to in the first paragraph of this Section 7.6 shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or by the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

7.7 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the board, the president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE VIII

GENERAL MATTERS

8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Code.

If the board of directors does not so fix a record date, then the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4 SHARE CERTIFICATES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.

Every holder of stock of the corporation represented by certificates shall be entitled to receive a certificate signed in the name of the corporation by the chairman or vice-chairperson of the board of directors, or the president or vice-president and by chief financial officer, assistant treasurer, secretary or an assistant secretary of the corporation representing the number of shares registered in such certificate form. Any or all of the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

8.5 LOST CERTIFICATES

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.6 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Code shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

9.1 AMENDMENT BY SHAREHOLDERS

New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, then the authorized number of directors may be changed only by an amendment of the articles of incorporation.

9.2 AMENDMENT BY DIRECTORS

Subject to the rights of the shareholders as provided in Section 9.1 of these bylaws, bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors (except to fix the authorized number of directors pursuant to a bylaw providing for a variable number of directors), may be adopted, amended or repealed by the board of directors.

Appendix B

SYNPLICITY, INC.

2000 STOCK OPTION PLAN

(As amended and restated effective March 2007)

1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards at the discretion of the Administrator and as reflected in the terms of the Award Agreement.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including an Option Agreement. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(h) “Common Stock” means the Common Stock of the Company.

(i) “Company” means Synplicity, Inc., a California corporation.

(j) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity and who is compensated for such services, including a Director.

(k) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(l) “Director” means a member of the Board of Directors of the Company.

(m) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(v) “Optioned Stock” means the Common Stock subject to an Option.

(w) “Optionee” means the holder of an outstanding Option granted under the Plan.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means the holder of an outstanding Award, including an Optionee.

(z) “Performance Period” means any fiscal year of the Company or such other period as determined by the Administrator in its sole discretion.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 12.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 12.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this 2000 Stock Option Plan.

(ee) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 9 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 10. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Service Provider” means an Employee, Director or Consultant.

(ii) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 below.

(jj) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 11 is designated as a Stock Appreciation Right.

(kk) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 2,666,666 Shares, together with an annual increase in the number of shares of Common Stock reserved for issuance hereunder on the first day of the Company’s fiscal year, beginning with January 1, 2001, equal to the lesser of (i) 2,333,333 shares, (ii) five percent (5.0%) of the outstanding shares of the Company as of the last day of the prior fiscal year or (iii) such amount as determined by the Board of Directors. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Options, is surrendered pursuant to an Option Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciate Rights, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right shall cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in this Section, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price per Share of Options and Stock Appreciation Rights to be granted, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 8(d)(v) instead of Common Stock;

(vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii) to initiate an Option Exchange Program;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi) to grant in addition to the incentives described in Sections 8, 9, 10, 11 and 12 below, other incentives payable in cash or Shares under the Plan as determined by the Administrator to be in the best interests of the Company and subject to any terms and conditions the Administrator deems advisable;

(xii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5. Eligibility.

Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards.

6. Limitations.

(a) Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

(b) Upon the Company, or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act, or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Awards to Service Providers:

(i) No Employee shall be granted in any fiscal year, Options or Stock Appreciation Rights to purchase more than 1,000,000 Shares.

(ii) In connection with his or her initial employment, an Employee may be granted Options or Stock Appreciation Rights to purchase up to an additional 666,666 Shares which shall not count against the amount set forth in subsection (i) above.

(iii) No Employee shall receive in any fiscal year, more than an aggregate of 500,000 Shares of Restricted Stock; provided, however, that in connection with an Employee’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 500,000 Shares of Restricted Stock.

(iv) No Employee shall receive in any fiscal year, more than an aggregate of 500,000 Shares of Restricted Stock Units; provided, however, that in connection with an Employee’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 500,000 Shares of Restricted Stock Units.

(v) During any fiscal year, (a) no Employee shall receive Performance Units having an initial value greater than $500,000, and (b) no Employee shall receive more than 500,000 Performance Shares. Notwithstanding the foregoing, in connection with an Employee initial service as an Employee, an Employee may be granted up to an additional 500,000 Performance Shares.

(vi) The foregoing limitations shall be adjusted appropriately in connection with any change in the Company’s capitalization as described in Section 12.

(vii) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. The Plan shall become effective upon its adoption by the Board; provided, however, the Plan shall not become effective until the effective date of the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

8. Options.

(a) Limitations. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option

(A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(ii) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock

Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(v) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

9. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine. Notwithstanding anything to the contrary in this subsection (a), during any fiscal year of the Company, no Employee shall receive more than an aggregate of 500,000 Shares of Restricted Stock; provided, however, that in connection with an Employee’s initial employment, an Employee may be granted up to an additional 500,000 Shares of Restricted Stock.

(b) Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 9, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Vesting Criteria and Other Terms. The Administrator shall set the Period of Restriction, which, depending on the extent to which the vesting criteria are met, shall determine the number of Shares of Restricted Stock that shall be earned by the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(e) Removal of Restrictions. Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall not be entitled to receive any dividends or other distributions paid with respect to such, unless the Administrator determines otherwise.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

10. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 10(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), during any fiscal year of the Company, no Employee shall receive more than an aggregate of 500,000 Shares of Restricted Stock Units; provided, however, that in connection with an Employee’s initial employment, an Employee may be granted up to an additional 500,000 Shares of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, shall determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

11. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator shall have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any fiscal year, no Employee shall be granted Stock Appreciation Rights to purchase more than 1,000,000 Shares; provided, however, that in connection with an Employee’s initial employment, an Employee may be granted Stock Appreciation Rights to purchase up to an additional 666,666 Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price shall be not less than one hundred percent (100%) of the fair market value of a Share, determined in accordance with Section 2(o), on the date of grant.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 8(d) also shall apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation

Right exercise may be in cash, in shares of equivalent value, or in some combination thereof.

12. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any fiscal year, (a) no Employee shall receive Performance Units having an initial value greater than $500,000, and (b) no Employee shall receive more than 500,000 Performance Shares. Notwithstanding the foregoing limitation, in connection with an Employee’s initial employment, an Employee may be granted up to an additional 500,000 Performance Shares.

(b) Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the fair market value of a Share, determined in accordance with Section 2(o), on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator shall set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units/Shares that shall be paid out to the Participant. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that specifies the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

13. Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including, but not limited to, cash flow; cash position; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per Share; economic profit; economic value added; equity or stockholder’s equity; market share; net income; net profit; net sales; operating earnings; operating income; profit before tax; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; return on net assets; or total return to stockholders. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award, which is consistently applied and identified in the financial statements, including footnotes, or the management discussion and analysis section of the Company’s annual report.

14. Non-Transferability of Awards. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

15. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the Stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units shall lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option or Stock Appreciation Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Appreciation Right shall terminate upon the expiration of such period. For the purposes of this paragraph, an Award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets. Notwithstanding anything in this paragraph to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals shall not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or sale of assets corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

16. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

APPENDIX A

SYNPLICITY, INC.

TO 2000 STOCK OPTION PLAN

Rules for French Option Grants

The following rules shall apply in the case of Option grants to French residents.

1. Definitions. As used herein, the following definitions shall apply:

(a) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws and regulations

(b) “Disability” means total and permanent disability, as defined under Applicable Laws.

(c) “Employee” means any person employed (within the meaning of French labor laws) by the Company or any Parent or Subsidiary of the Company, (i) who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary of the Company, and (ii) who is a resident of the Republic of France for tax purposes or who performs his or her duties in France and is subject to French income tax on his or her remuneration.

(d) “Fair Market Value” means, as of any date, the dollar value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq Stock market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator, in accordance with Applicable Laws and accounting standards.

(b) “Parent” means a parent corporation of the Company as defined under Section 2(v) of the Plan, which is also a parent company within the meaning of Section L. 225-180 of the French commercial code.

(c) “Subsidiary” means a subsidiary corporation of the Company as defined under Section 2(bb) of the Plan, which is also a subsidiary company within the meaning of Section L. 225-180 of the French commercial code.

2. Eligibility. Options granted pursuant to this Appendix A may be granted only to Employees; provided, however, that the Président Directeur du conseil d’administration, the Général, the Directeur général, the Gérant of a company with capital divided by shares and the administrateurs who are also Employees of a Subsidiary may be granted Options hereunder.

3. Limitations. Neither the Plan nor any Option Agreement shall confer upon any Optionee any right with respect to continuing the Optionee’s employment relationship with the Company.

4. Stock Subject to the Plan. The total number of Options outstanding which may be exercised for newly issued Shares of Common Stock may at no time exceed that number equal to one-third of the Company’s voting stock, whether preferred stock of the Company or Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of the grant of the corresponding new Option and must be reserved and set aside for such purposes. In addition, the new Option must be granted within one (1) year of the acquisition of the Shares underlying such new Option.

5. Term of Plan. Options may be granted under this Appendix A from the date of the adoption of the Plan by the Board. It shall continue in effect until the earlier of (i) the termination of the Plan or (ii) the date five (5) years from the date of its adoption or the maximum length of time permitted for favorable tax and social security treatment under Applicable Laws, unless terminated earlier under Section 14 of the Plan.

6. Option Price. The Option price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The Option Price cannot be modified while the Option is outstanding, except as required by Applicable Laws.

7. Exercise of Option; Restriction on Sale.

(a) Options granted hereunder may be not be exercised within one (1) year of the date the Option is granted (the “Initial Exercise Date”) whether or not the Option has vested prior to such time; provided, however, that the Initial Exercise Date shall be automatically adjusted to conform with any changes under Applicable Laws so that the length of time from the date of grant to the Initial Exercise Date when added to the length of time in which shares may not be disposed of after the Initial Exercise Date as provided in Section 7(b) below, will allow for favorable tax and social security treatment under Applicable Laws as determined by the Administrator. Thereafter, Options may be exercised to the extent they have vested. Options granted hereunder shall vest as determined by the Administrator.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised together with any applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if required by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry in an individual and nominative account on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 8 of this Appendix A to the Plan.

(b) The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years from the Initial Exercise Date, except for any events provided for in Article 91 ter of Annex II to the French tax code; provided, however, that the duration of this restriction on sale may be adjusted to conform with any changes to the holding period required for favorable tax and social security treatment under Applicable Laws as determined by the Administrator and to the extent permitted under Applicable Laws.

(c) Termination of Employment Relationship. In the event that an Optionee’s status as an Employee terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, within such period of time as specified in the Option Agreement to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Disability of Optionee. In the event that an Optionee’s status as an Employee terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as specified in the Option Agreement to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a time specified in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the date of termination, the Optionee has not vested as to his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option had vested at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee had not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the vested portion of Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

8. Changes in Capitalization. If any adjustment provided for in Section 12(a) of the Plan to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of this Plan together with this Appendix A and the Options granted thereunder, then no such adjustment shall be made prior to the exercise of any such outstanding Option.

9. Information Statements to Optionees. The Company or its French Parent or Subsidiary, as required under Applicable Laws, shall provide to each Optionee, with copies to the appropriate governmental entities, such statements of information as required by the Applicable Laws.

10. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Any favorable amendments or alteration are automatically deemed to be approved by Optionee. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

11. Information to Shareholders. The French Parent or Subsidiary of the Company, as required under Applicable Laws, shall provide its shareholders with an annual report with respect to Options granted and/or exercised by its Employees in the financial year.

SYNPLICITY INC.

APPENDIX B - ISRAEL

TO THE 2000 STOCK OPTION PLAN

1.	GENERAL

1.1.	This appendix (the “Appendix”) shall apply only to Optionees who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of the Synplicity, Inc. 2000 Stock Option Plan (hereinafter: the “Plan”), which applies to the issuance of options to purchase Common Stock of Synplicity Inc. (hereinafter: the “Company”). According to the Plan, Options to purchase Shares may be issued to Employees and Non-Employees.

1.2	This Appendix is effective with respect to Options granted as of January 1, 2003 and shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

1.3.	This Appendix is to be read as a continuation of the Plan and only modifies Options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

1.5.	The Plan and this Appendix are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

1.6.	Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.	DEFINITIONS

2.1	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2	“Approved 102 Option” means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

2.3	“Capital Gain Option (CGO)” means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4	“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.5	“Date of Grant” means, the date of grant of an Option, as determined by the Administrator and set forth in the Optionee’s Option Agreement.

2.6	“Employee” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder.

2.7	“Expiration Date” means the date upon which an Option shall expire.

2.8	“ITA” means the Israeli Tax Authorities.

2.9	“Non-Employee” means a consultant, adviser, service provider, Controlling Shareholder or any other person providing services to the Company or its Affiliate who is not an Employee.

2.10	“Ordinary Income Option (OIO)” means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.11	“102 Option” means any Option granted to Employees pursuant to Section 102 of the Ordinance.

2.12	“3(i) Option” means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

2.13	“Option Agreement” means the share option agreement between the Company and an Optionee that sets out the terms and conditions of an Option.

2.14	“Ordinance” means the 1961 Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

2.15	“Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.16	“Trustee” means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.17	“Unapproved 102 Option” means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

2.18	“Vesting Dates” means, as determined by the Administrator, the date as of which the Optionee shall be entitled to exercise the Options or part of the Options.

3.	ISSUANCE OF OPTIONS

3.1	The persons eligible for participation in the Plan as Optionees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options

3.2	The Company may designate Options granted to Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

3.3	The grant of Approved 102 Options shall be made under this Appendix adopted by the Administrator, and shall be conditioned upon the approval of this Appendix by the ITA.

3.4	Approved 102 Options may either be classified as Capital Gain Options (“CGOs”) or Ordinary Income Options (“OIOs”).

3.5	Approved 102 Options elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as “CGOs.”

3.6	Approved 102 Options elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as “OIOs.”

3.7

No Approved 102 Option may be granted under this Appendix to any Employee, unless and until, the Company’s election of the type of Approved 102 Options as a CGO or OIO granted to Employees (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning with the first Grant Date of an Approved 102 Option under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

3.8	All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.9	For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4.	TRUSTEE

4.1	Approved 102 Options which shall be granted under this Appendix and/or any Share allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options shall be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

4.2	Notwithstanding anything to the contrary, the Trustee shall not release any Share allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee’s tax liabilities arising from Approved 102 Options which were granted to him and/or any Share allocated or issued upon exercise of such Options.

4.3	With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

4.4	Upon receipt of an Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Share granted to him thereunder.

5.	THE OPTIONS

The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

6.	FAIR MARKET VALUE

Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Shares are listed on any established stock exchange or a national market system or if the Shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the Date of Grant shall be determined in accordance with the average value of the Shares for the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.	EXERCISE OF OPTIONS

7.1	Any Option granted hereunder shall be exercisable according to the terms of the Plan this Appendix and Option Agreement.

Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

An Option may not be exercised for a fraction of a Share.

7.2	An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

8.	ASSIGNABILITY AND SALE OF OPTIONS

8.1.	Notwithstanding any other provision of the Plan, Options may not be sold, pledged, assigned,

hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

8.2	As long as Options or Shares purchased pursuant to thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the Shares are personal and can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

9.1.	With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Option Agreement.

9.2.	Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Option Agreement, shall be considered binding upon the Company and the Optionees.

10.	DIVIDEND

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by the Trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

11.	TAX CONSEQUENCES

11.1

Any tax consequences arising from the grant or exercise of any Option, from the payment for Share covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

11.2	The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to an Optionee until all required payments have been fully made.

11.3	With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.

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Synplicity MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Election of Directors - The Board of Directors recommends a vote FOR all the nominees listed. For Withhold 1. Election of Directors: 01 - Prabhu Goel 04 - Dennis Segers 07 - Alisa Yaffa For Withhold 02 - Kenneth S. McElvain 05 - Scott J. Stallard For Withhold 03 - Gary Meyers 06 - Thomas Weatherford + B Proposals - The Board of Directors recommends a vote FOR Proposals 2 - 7. For Against Abstain 2. To approve the amendment and restatement of the Company’s Bylaws to provide a variable board of 5 to 9 directors. 3. To approve the amendment and restatement of the Company’s Bylaws to permit uncertificated shares. 4. To approve the amendment and restatement of the Company’s Bylaws to permit electronic delivery of proxy materials to shareholders. 5. To approve the amendment and restatement of the Company’s Bylaws to provide electronic availability of board and board committee meeting notices and electronic consents. For Against Abstain 6. To approve the amendment and restatement of the Company’s 2000 Stock Option Plan and ratify the option grant limitations contained in the 2000 Stock Option Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. 7. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007. 8. To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof. C 1234567890 J N T 1 U P X 0 1 2 4 6 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +<STOCK#> 00OMSE

THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR”: (1) THE LISTED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS; (2) THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS TO PROVIDE A VARIABLE BOARD OF 5 TO 9 DIRECTORS;(3) TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS TO PERMIT UNCERTIFICATED SHARES; (4) TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS TO PERMIT ELECTRONIC DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS; (5) TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS TO PROVIDE ELECTRONIC AVAILABILITY OF BOARD AND BOARD COMMITTEE NOTICES AND ELECTRONIC CONSENTS; (6) THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2000 STOCK OPTION PLAN AND RATIFICATION OF THE OPTION GRANT LIMITATIONS CONTAINED IN THE 2000 STOCK OPTION PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (7) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007; AND (8) AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 30, 2007 are entitled to notice of and to vote at the meeting. YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return this Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy. PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS + To Be Held May 21, 2007 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of SYNPLICITY, INC. (the “Company”), a California corporation, will be held on May 21, 2007 at 12:30 p.m. Pacific Daylight Time, at 600 West California Avenue, Sunnyvale, CA 94086, for the purposes set forth on the reverse side. By signing this Proxy, you, as a shareholder of the Company, hereby appoint Gary Meyers and John Hanlon proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at the Company’s Annual Meeting, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present. CONTINUED AND TO BE SIGNED BELOW C Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – D ON BOTH SIDES OF THIS CARD.+